     As filed with the Securities and Exchange Commission on August 29, 2002


                                               1933 Act Registration No. 2-89016
                                              1940 Act Registration No. 811-3946

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. ___ [ ]

                       Post-Effective Amendment No. 38 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 37 [X]

                     UBS PAINEWEBBER MANAGED MUNICIPAL TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 882-5000

                              AMY R. DOBERMAN, ESQ.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and address of agent for service)


                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                     Dechert
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[ ] Immediately upon filing pursuant to Rule 485(b)

[X] On August 30, 2002 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On ________________ pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered:  Shares of Beneficial Interest.

[Logo]UBS
      Global Asset Management

      UBS PAINEWEBBER RMA

      MONEY MARKET PORTFOLIO
      U.S. GOVERNMENT PORTFOLIO
      TAX-FREE FUND
      CALIFORNIA MUNICIPAL MONEY FUND
      NEW JERSEY MUNICIPAL MONEY FUND
      NEW YORK MUNICIPAL MONEY FUND

      PROSPECTUS

      AUGUST 30, 2002


      This prospectus offers shares of these money market funds primarily to participants in the UBS PaineWebber'sm' Resource Management Account'r' (RMA'r') Program, the UBS PaineWebber Business Services Account BSA'r' Program and certain UBS PaineWebber advisory programs. (UBS PaineWebber is a service mark of UBS AG).

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

               ------------------------------------------------------
                NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
               ------------------------------------------------------

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

CONTENTS


THE FUNDS
What every investor should know about the funds
Money Market Portfolio
    Investment Objective, Strategies and Risks..............  Page 2
    Performance.............................................  Page 3
    Expenses and Fee Tables.................................  Page 4
U.S. Government Portfolio
    Investment Objective, Strategies and Risks..............  Page 5
    Performance.............................................  Page 6
    Expenses and Fee Tables.................................  Page 7
Tax-Free Fund
    Investment Objective, Strategies and Risks..............  Page 8
    Performance.............................................  Page 9
    Expenses and Fee Tables.................................  Page 10
California Municipal Money Fund
    Investment Objective, Strategies and Risks..............  Page 11
    Performance.............................................  Page 12
    Expenses and Fee Tables.................................  Page 13
New Jersey Municipal Money Fund
    Investment Objective, Strategies and Risks..............  Page 14
    Performance.............................................  Page 15
    Expenses and Fee Tables.................................  Page 16
New York Municipal Money Fund
    Investment Objective, Strategies and Risks..............  Page 17
    Performance.............................................  Page 18
    Expenses and Fee Tables.................................  Page 19
More About Risks and Investment Strategies..................  Page 20
YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 22
     -- Buying Shares
     -- Selling Shares
     -- Pricing and Valuation
ADDITIONAL INFORMATION
Additional important information about the funds
    Management..............................................  Page 26
    Dividends and Taxes.....................................  Page 27
    Financial Highlights....................................  Page 28
    Where to learn more about the funds.....................  Back Cover


         -------------------------------------------------------------
          THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.
         -------------------------------------------------------------

--------------------------------------------------------------------------------
1                                                    UBS Global Asset Management

UBS PAINEWEBBER RMA MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

 Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    2

UBS PAINEWEBBER RMA MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Calendar Year          Total Return
-------------          ------------
1992                   3.56%
1993                   2.84%
1994                   3.78%
1995                   5.54%
1996                   5.02%
1997                   5.15%
1998                   5.09%
1999                   4.72%
2000                   5.98%
2001                   3.89%


Total return January 1 to June 30, 2002 -- 0.80%

Best quarter during years shown: 3rd quarter, 2000 -- 1.55%

Worst quarter during years shown: 4th quarter, 2001 -- 0.57%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     3.89%
Five Years..................................................     4.96%
Ten Years...................................................     4.55%


--------------------------------------------------------------------------------
3                                                    UBS Global Asset Management

UBS PAINEWEBBER RMA MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................   None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................   None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................   $125
  UBS PaineWebber Business Services Account BSA Program.....   $150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................   0.50%
Service (12b-1) Fees........................................   None
Other Expenses..............................................   0.10%
                                                              -----
Total Annual Fund Operating Expenses........................   0.60%
                                                              -----
                                                              -----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $61      $192      $335       $750


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    4

UBS PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states.


The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.


UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
5                                                    UBS Global Asset Management

UBS PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Calendar Year          Total Return
-------------          ------------
1992                   3.41%
1993                   2.64%
1994                   3.52%
1995                   5.24%
1996                   4.86%
1997                   5.01%
1998                   4.85%
1999                   4.35%
2000                   5.60%
2001                   3.68%


Total return January 1 to June 30, 2002 -- 0.77%

Best quarter during years shown: 4th quarter, 2000 -- 1.47%
Worst quarter during years shown: 4th quarter, 2001 -- 0.53%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     3.68%
Five Years..................................................     4.70%
Ten Years...................................................     4.31%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    6

UBS PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................   None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................   None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................   $125
  UBS PaineWebber Business Services Account BSA Program.....   $150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................   0.39%
Service (12b-1) Fees........................................   0.13%*
Other Expenses..............................................   0.05%
                                                              -----
Total Annual Fund Operating Expenses........................   0.57%
                                                              -----
                                                              -----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $58      $183      $318       $714


--------------------------------------------------------------------------------
7                                                    UBS Global Asset Management

UBS PAINEWEBBER RMA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, municipal money market instruments.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    8

UBS PAINEWEBBER RMA TAX-FREE FUND
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Calendar Year          Total Return
-------------          ------------
1992                   2.58%
1993                   1.86%
1994                   2.31%
1995                   3.32%
1996                   2.92%
1997                   3.10%
1998                   2.93%
1999                   2.67%
2000                   3.55%
2001                   2.19%


Total return January 1 to June 30, 2002 -- 0.45%
Best quarter during years shown: 4th quarter, 2000 -- 0.95%
Worst quarter during years shown: 4th quarter, 2001 -- 0.32%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     2.19%
Five Years..................................................     2.89%
Ten Years...................................................     2.74%


--------------------------------------------------------------------------------
9                                                    UBS Global Asset Management

UBS PAINEWEBBER RMA TAX-FREE FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................   None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................   None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................  $ 125
  UBS PaineWebber Business Services Account BSA Program.....  $ 150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................   0.41%
Service (12b-1) Fees........................................   0.13%*
Other Expenses..............................................   0.06%
                                                              -----
Total Annual Fund Operating Expenses........................   0.60%
                                                              -----
                                                              -----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $61      $192      $335       $750


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   10

UBS PAINEWEBBER RMA CALIFORNIA MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. 'California municipal securities' are securities issued by the State of California, its municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

 Single State Concentration Risk -- Because the fund invests substantially all its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund.

 Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
11                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA CALIFORNIA MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Calendar Year          Total Return
-------------          ------------
1992                   2.34%
1993                   1.77%
1994                   2.20%
1995                   3.14%
1996                   2.80%
1997                   2.93%
1998                   2.58%
1999                   2.34%
2000                   2.93%
2001                   1.87%


Total return January 1 to June 30, 2002 -- 0.41%
Best quarter during years shown: 2nd quarter, 1995 -- 0.82%
Worst quarter during years shown: 4th quarter, 2001 -- 0.27%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     1.87%
Five Years..................................................     2.53%
Ten Years...................................................     2.49%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   12

UBS PAINEWEBBER RMA CALIFORNIA MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................  $125
  UBS PaineWebber Business Services Account BSA Program.....  $150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)
Management Fees.............................................  0.46%
Service (12b-1) Fees........................................  0.13%*
Other Expenses..............................................  0.06%
                                                              -----
Total Annual Fund Operating Expenses........................  0.65%
                                                              -----
                                                              -----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $66      $208      $362       $810


--------------------------------------------------------------------------------
13                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA NEW JERSEY MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances the fund will invest at least 80% of its net assets in New Jersey municipal securities. 'New Jersey municipal securities' are securities issued by the State of New Jersey, its municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

 Single State Concentration Risk -- Because the fund invests substantially all its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund.

 Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   14

UBS PAINEWEBBER RMA NEW JERSEY MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN


Calendar Year          Total Return
-------------          ------------
1992                   2.23%
1993                   1.62%
1994                   1.93%
1995                   2.78%
1996                   2.54%
1997                   2.73%
1998                   2.45%
1999                   2.27%
2000                   3.16%
2001                   1.81%


Total return January 1 to June 30, 2002 -- 0.36%

Best quarters during years shown: 2nd quarter and 4th quarter, 2000 -- 0.83%

Worst quarter during years shown: 4th quarter, 2001 -- 0.24%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     1.81%
Five Years..................................................     2.48%
Ten Years...................................................     2.35%


--------------------------------------------------------------------------------
15                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA NEW JERSEY MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................   None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................   None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................   $125
  UBS PaineWebber Business Services Account BSA Program.....   $150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................   0.50%
Service (12b-1) Fees........................................   0.12%
Other Expenses..............................................   0.15%
                                                              -----
Total Annual Fund Operating Expenses........................   0.77%
                                                              -----
                                                              -----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $79      $246      $428       $954


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   16

UBS PAINEWEBBER RMA NEW YORK MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. 'New York municipal securities' are securities issued by the State of New York, its municipalities and public authorities and other issuers if the securities pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ('UBS Global AM') to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

 Single State Concentration Risk -- Because the fund invests substantially all its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.

 Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
17                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA NEW YORK MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Calendar Year          Total Return
-------------          ------------
1992                   2.26%
1993                   1.67%
1994                   2.14%
1995                   3.12%
1996                   2.76%
1997                   2.98%
1998                   2.76%
1999                   2.53%
2000                   3.32%
2001                   1.95%


Total return January 1 to June 30, 2002 -- 0.42%
Best quarter during years shown: 4th quarter, 2000 -- 0.88%
Worst quarter during years shown: 4th quarter, 2001 -- 0.27%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

One Year....................................................     1.95%
Five Years..................................................     2.71%
Ten Years...................................................     2.55%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   18

UBS PAINEWEBBER RMA NEW YORK MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  UBS PaineWebber RMA Program...............................  $125
  UBS PaineWebber Business Services Account BSA Program.....  $150

---------

* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.47%
Service (12b-1) Fees........................................  0.13%*
Other Expenses..............................................  0.08%
                                                              -----
Total Annual Fund Operating Expenses........................  0.68%
                                                              -----
                                                              -----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $69      $218      $379       $847


--------------------------------------------------------------------------------
19                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the 'Investment Objective, Strategies and Risks' heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. Also, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly.


Foreign Investing Risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.


Related Securities Concentration Risk. Each of the California, New Jersey and New York municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect other municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.


Single State Concentration Risk. The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order for the State to meet its obligations, or the State's economy could be hurt by natural disasters. New York's finance, insurance or real estate industries could experience economic downturns, and those


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   20

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------


industries continue to be adversely affected by the terrorist attacks in New York City. California and New York (or New Jersey) may each experience natural disasters or terrorist attacks in the future. As a result, an investment in the fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New Jersey and New York municipal money market instruments are discussed in the SAI.


In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of individual issuers with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market's assessment of that issuer can cause larger changes in the value of the fund's total investments and its income than if the fund held a smaller position.

ADDITIONAL RISKS

Political Risk. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund's dividends. These developments could also cause the value of a fund's municipal money market instruments to fall.


Structured Security Risk. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a growing portion of the municipal securities markets.


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share.

The California, New Jersey and New York municipal money market funds are organized as 'non-diversified' funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to 'diversified' mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.


UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest


--------------------------------------------------------------------------------
21                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------


rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Defensive Positions for Municipal Money Market Funds. During adverse market conditions or when UBS Global AM believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New Jersey and New York municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund's investment objective during the periods that they are held.


MANAGING YOUR FUND ACCOUNT

BUYING SHARES

You must be a UBS PaineWebber client or a client of a UBS PaineWebber correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS PaineWebber Resource Management Account (RMA) Program, the UBS PaineWebber Business Services Account BSA Program and certain
UBS PaineWebber advisory programs.

Certain features available to RMA and Business Services Account BSA participants are summarized in the Appendices to the SAI. The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS PaineWebber to make fund shares available to their customers.

UBS PaineWebber asks participants in these programs to select one of the funds as their primary sweep money fund. You may have only one primary sweep money fund at any time. To change your primary sweep money fund or purchase shares of another fund, contact your Financial Advisor.


Your order to purchase a fund's shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS PaineWebber and its bank are all open for business.


Each fund (other than Money Market Portfolio) has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund).


The funds, UBS Global AM and UBS PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   22

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

BUYING SHARES AUTOMATICALLY

All free cash credit balances (that is, immediately available funds) of over $1.00 in your UBS PaineWebber RMA or Business Services Account BSA brokerage account (including proceeds from securities you have sold) are automatically invested in your primary sweep money fund on a daily basis for settlement the next business day, when federal funds normally are available. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.

Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See 'Selling Shares Automatically' below.

BUYING SHARES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT

RMA and Business Services Account BSA participants may purchase shares of their primary sweep money fund or another fund by placing an order with their UBS PaineWebber Financial Advisor and providing a check from a U.S. bank. You should include your UBS PaineWebber account number on the check.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS PaineWebber and one business day after deposit of a cashier's or certified check. UBS PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

  The Bank of New York
  ABA 021-000018
  UBS PaineWebber Inc. RMA
  A/C 890-0114-088, OBI=FBO
  [Account Name]/[Brokerage Account Number]

The wire must include your name and RMA or Business Services Account BSA brokerage account number.

If UBS PaineWebber receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS PaineWebber will execute the purchase on that day. Otherwise, UBS PaineWebber will execute the order on the next business day.
UBS PaineWebber and/or your bank may impose a service charge for wire transfers.

MINIMUM INVESTMENTS

The funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

SELLING SHARES

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also use the checkwriting service

--------------------------------------------------------------------------------
23                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------


to sell your shares. You may not close your account by check. Your fund shares will be sold automatically to settle any outstanding securities purchases, charges or debits to your UBS PaineWebber brokerage account, unless you instruct your Financial Advisor otherwise.


If you own shares of more than one fund, shares of your primary sweep money fund are always sold first for automatic sales or if you do not specify which fund's shares are to be sold. Shares in the other funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.

If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.

SELLING SHARES AUTOMATICALLY

Under the RMA, Business Services Account BSA and advisory programs,
UBS PaineWebber sells fund shares automatically to satisfy outstanding debits and charges in your brokerage account.

  Debits include amounts due UBS PaineWebber on settlement date for securities purchases, margin loans, UBS PaineWebber checks, federal funds wires arranged by UBS PaineWebber and related fees.


  Charges include RMA and Business Services Account BSA checks, MasterCard'r' purchases, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits.


Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and MasterCard cash advances on the day they are paid.

Shares are sold automatically to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are sold to pay for securities purchases on settlement date.

SELLING BY MAIL

If you send an order to sell your shares by mail to UBS PaineWebber or its correspondent firms, your request must include:

 Your name and address;

 The fund's name;

 Your account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds and their transfer agent will not accept signature guarantees that are not a part of these programs.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   24

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

Sales by mail by estates, trusts, guardianships, custodianships, partnerships and corporations may also need to include additional supporting documents.

ADDITIONAL INFORMATION

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS PaineWebber has the right to terminate your RMA or Business Services Account BSA brokerage account for any reason. In that case, UBS PaineWebber will sell all of the fund shares held in the RMA or Business Services Account BSA brokerage account and will send you the proceeds within three business days.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

Each fund calculates net asset value once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

--------------------------------------------------------------------------------
25                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISOR AND SUB-ADVISOR


UBS PaineWebber Inc. ('UBS PaineWebber') is the investment advisor and administrator of each fund. UBS Global Asset Management (US) Inc.
('UBS Global AM') is each fund's principal underwriter, sub-advisor and sub-administrator. UBS PaineWebber is located at 1285 Avenue of the Americas, New York, New York, 10019-6028, and UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114. UBS PaineWebber and UBS Global AM are indirect wholly owned subsidiaries of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On July 31, 2002, UBS PaineWebber or UBS Global AM was the manager, investment advisor or sub-advisor of 24 investment companies with 45 separate portfolios and aggregate assets of approximately $67 billion.


ADVISORY FEES


The funds paid advisory and administration fees to UBS PaineWebber for the fiscal year ended June 30, 2002 at the following effective annual rates based on average daily net assets:

Money Market Portfolio.............  0.50%
U.S. Government Portfolio..........  0.39%
Tax-Free Fund......................  0.41%
California Municipal Money Fund....  0.46%
New Jersey Municipal Money Fund....  0.50%
New York Municipal Money Fund......  0.47%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   26

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS


Each fund declares dividends daily and pays them monthly. Each fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold.


TAXES


The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.


Some states and localities do not tax dividends that are attributable to interest on U.S. Treasury securities and certain other government securities under certain circumstances.


The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund generally are not subject to federal income tax.

In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax and New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes.

Each fund will tell you annually how you should treat its dividends for tax purposes. If you are subject to alternative minimum tax, a portion of the dividends paid by a fund may be included in computing such tax.

You will not recognize any gain or loss on the sale or exchange of a fund's shares so long as the fund maintains a share price of $1.00.

Each fund may be required to withhold a 30% federal tax on all dividends payable to you if you fail to provide the fund or UBS PaineWebber with your correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or to make required certifications,

 or if you have been notified by the IRS that you are subject to backup withholding.

Distributions to non-residents will also generally be subject to a 30% withholding tax.


--------------------------------------------------------------------------------
27                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, are included in the funds' annual report to shareholders. You may obtain the funds' annual report without charge by calling 1-800-762 1000.

                                                               MONEY MARKET PORTFOLIO
                                         -------------------------------------------------------------------
                                                            FOR THE YEARS ENDED JUNE 30,
                                         -------------------------------------------------------------------
                                            2002          2001          2000          1999          1998
                                            ----          ----          ----          ----          ----
Net asset value, beginning of year.....  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                         -----------   -----------   -----------   -----------   -----------
Net investment income..................        0.022         0.055         0.052         0.046         0.051
Dividends from net investment income...       (0.022)       (0.055)       (0.052)       (0.046)       (0.051)
                                         -----------   -----------   -----------   -----------   -----------
Net asset value, end of year...........  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                         -----------   -----------   -----------   -----------   -----------
                                         -----------   -----------   -----------   -----------   -----------
Total investment return(1).............         2.25%         5.61%         5.29%         4.76%         5.21%
                                         -----------   -----------   -----------   -----------   -----------
                                         -----------   -----------   -----------   -----------   -----------
Ratios/Supplemental Data:
Net assets, end of year (000's)........  $22,768,982   $22,609,036   $15,821,189   $13,446,140   $11,135,226
Expenses to average net assets.........         0.60%         0.59%         0.59%         0.59%         0.60%
Net investment income to average net
 assets................................         2.21%         5.42%         5.19%         4.64%         5.09%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                U.S. GOVERNMENT PORTFOLIO
                                              --------------------------------------------------------------
                                                               FOR THE YEARS ENDED JUNE 30,
                                              --------------------------------------------------------------
                                                 2002         2001         2000         1999         1998
                                                 ----         ----         ----         ----         ----
Net asset value, beginning of year..........  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ----------   ----------   ----------   ----------   ----------
Net investment income.......................       0.022        0.052        0.048        0.044        0.049
Dividends from net investment income........      (0.022)      (0.052)      (0.048)      (0.044)      (0.049)
                                              ----------   ----------   ----------   ----------   ----------
Net asset value, end of year................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ----------   ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------   ----------
Total investment return(1)..................        2.12%        5.31%        4.88%        4.45%        5.05%
                                              ----------   ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).............  $2,356,829   $2,000,303   $1,670,845   $1,354,594   $1,179,575
Expenses to average net assets..............        0.57%        0.57%        0.59%        0.60%        0.57%
Net investment income to average net
 assets.....................................        2.06%        5.15%        4.81%        4.35%        4.93%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   28

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                      TAX-FREE FUND
                                              --------------------------------------------------------------
                                                               FOR THE YEARS ENDED JUNE 30,
                                              --------------------------------------------------------------
                                                 2002         2001         2000         1999         1998
                                                 ----         ----         ----         ----         ----
Net asset value, beginning of year..........  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ----------   ----------   ----------   ----------   ----------
Net investment income.......................       0.012        0.032        0.031        0.026        0.031
Dividends from net investment income........      (0.012)      (0.032)      (0.031)      (0.026)      (0.031)
                                              ----------   ----------   ----------   ----------   ----------
Net asset value, end of year................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ----------   ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------   ----------
Total investment return(1)..................        1.24%        3.28%        3.10%        2.67%        3.10%
                                              ----------   ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).............  $3,255,520   $3,286,150   $2,593,878   $2,424,938   $2,271,969
Expenses to average net assets..............        0.60%        0.59%        0.60%        0.59%        0.58%
Net investment income to average net
 assets.....................................        1.23%        3.20%        3.06%        2.63%        3.06%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

                                                                 CALIFORNIA MUNICIPAL MONEY FUND
                                                       ----------------------------------------------------
                                                                   FOR THE YEARS ENDED JUNE 30,
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                         ----       ----       ----       ----       ----
Net asset value, beginning of year...................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                       --------   --------   --------   --------   --------
Net investment income................................     0.011      0.027      0.026      0.023      0.028
Dividends from net investment income.................    (0.011)    (0.027)    (0.026)    (0.023)    (0.028)
                                                       --------   --------   --------   --------   --------
Net asset value, end of year.........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                       --------   --------   --------   --------   --------
                                                       --------   --------   --------   --------   --------
Total investment return(1)...........................      1.10%      2.75%      2.59%      2.31%      2.87%
                                                       --------   --------   --------   --------   --------
                                                       --------   --------   --------   --------   --------
Ratios/Supplemental Data:
Net assets, end of year (000's)......................  $753,664   $759,961   $626,424   $575,296   $566,957
Expenses to average net assets.......................      0.65%      0.66%      0.65%      0.67%      0.65%
Net investment income to average net assets..........      1.09%      2.70%      2.56%      2.28%      2.83%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.


--------------------------------------------------------------------------------
29                                                   UBS Global Asset Management

UBS PAINEWEBBER RMA FUNDS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                          NEW JERSEY MUNICIPAL MONEY FUND
                                                           -------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JUNE 30,
                                                           -------------------------------------------------------------
                                                             2002          2001         2000         1999         1998
                                                             ----          ----         ----         ----         ----
Net asset value, beginning of year.......................  $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                                           --------      --------      -------      -------      -------
Net investment income....................................     0.010         0.028        0.027        0.022        0.026
Dividends from net investment income.....................    (0.010)       (0.028)      (0.027)      (0.022)      (0.026)
                                                           --------      --------      -------      -------      -------
Net asset value, end of year.............................  $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                                           --------      --------      -------      -------      -------
                                                           --------      --------      -------      -------      -------
Total investment return(1)...............................      0.97%         2.86%        2.72%        2.21%        2.67%
                                                           --------      --------      -------      -------      -------
                                                           --------      --------      -------      -------      -------
Ratios/Supplemental Data:
Net assets, end of year (000's)..........................  $128,500      $102,162      $93,276      $62,972      $48,279
Expenses to average net assets...........................      0.77%         0.79%        0.78%        0.89%        0.85%
Net investment income to average net assets..............      0.94%         2.77%        2.69%        2.18%        2.64%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                         NEW YORK MUNICIPAL MONEY FUND
                                                        ----------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------------
                                                          2002          2001          2000          1999          1998
                                                          ----          ----          ----          ----          ----
Net asset value, beginning of year................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        --------      --------      --------      --------      --------
Net investment income.............................         0.011         0.030         0.029         0.025         0.029
Dividends from net investment income..............        (0.011)       (0.030)       (0.029)       (0.025)       (0.029)
                                                        --------      --------      --------      --------      --------
Net asset value, end of year......................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        --------      --------      --------      --------      --------
                                                        --------      --------      --------      --------      --------
Total investment return(1)........................          1.08%         3.04%         2.93%         2.50%         2.97%
                                                        --------      --------      --------      --------      --------
                                                        --------      --------      --------      --------      --------
Ratios/Supplemental Data:
Net assets, end of year (000's)...................      $559,341      $574,490      $437,253      $372,880      $339,391
Expenses to average net assets....................          0.68%         0.69%         0.67%         0.65%         0.65%
Net investment income to average net assets.......          1.07%         2.95%         2.90%         2.46%         2.92%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   30

If you want more information about a fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS

Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about a fund by contacting your Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-762-1000.

You may review and copy information about a fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You may get copies of reports and other information about a fund:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's
 Public Reference Section, Washington, D.C. 20549-0102; or

Free from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov

UBS PaineWebber RMA Money Fund, Inc.
 -- Money Market Portfolio
 -- U.S. Government Portfolio
Investment Company Act File No. 811-3503

UBS PaineWebber RMA Tax-Free Fund, Inc.
Investment Company Act File No. 811-3504

UBS PaineWebber Managed Municipal Trust
 -- RMA California Municipal Money Fund
 -- RMA New York Municipal Money Fund
Investment Company Act File No. 811-3946

UBS PaineWebber Municipal Money Market Series
 -- RMA New Jersey Municipal Money Fund
Investment Company Act File No. 811-6173


'c' 2002 UBS PaineWebber Inc. All rights reserved.


[Logo]

UBS PAINEWEBBER RMA

PROSPECTUS

MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
TAX-FREE FUND
CALIFORNIA MUNICIPAL MONEY FUND
NEW JERSEY MUNICIPAL MONEY FUND
NEW YORK MUNICIPAL MONEY FUND


August 30, 2002

                              UBS PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                           U.S. GOVERNMENT PORTFOLIO
                                 TAX-FREE FUND
                        CALIFORNIA MUNICIPAL MONEY FUND
                        NEW JERSEY MUNICIPAL MONEY FUND
                         NEW YORK MUNICIPAL MONEY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                          ----------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

    The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio are diversified series of UBS PaineWebber RMA Money Fund, Inc., and UBS PaineWebber RMA Tax-Free Fund, Inc. also is a diversified fund. UBS PaineWebber RMA California Municipal Money Fund and UBS PaineWebber RMA New York Municipal Money Fund are non-diversified series of UBS PaineWebber Managed Municipal Trust; UBS PaineWebber RMA New Jersey Municipal Money Fund is a non-diversified series of UBS PaineWebber Municipal Money Market Series.


    The funds' investment advisor and administrator is UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'). UBS Global Asset Management (US) Inc.
('UBS Global AM') is the funds' principal underwriter, sub-advisor and sub-administrator. UBS PaineWebbber and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.


    Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-762 1000.


    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 30, 2002. A copy of the Prospectus may be obtained by contacting any UBS PaineWebber Financial Advisor or correspondent firm or by calling 1-800-762 1000. This SAI is dated August 30, 2002.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds and Their Investment Policies.....................    2
The Funds' Investments, Related Risks and Limitations.......    5
Organization of the Funds; Directors/Trustees and Officers;
  Principal Holders and Management Ownership of
  Securities................................................   41
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   53
Portfolio Transactions......................................   58
Additional Purchase and Redemption Information; Financial
  Institutions..............................................   58
Valuation of Shares.........................................   59
Performance Information.....................................   60
Taxes.......................................................   62
Other Information...........................................   68
Financial Statements........................................   69
Appendix A..................................................   70
Appendix B..................................................   72


---------

* UBS PaineWebber is a service mark of UBS AG.

                    THE FUNDS AND THEIR INVESTMENT POLICIES


    Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.



    Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.



    Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two rating agencies, (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.



    Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.



    The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words 'net assets': '(plus the amount of any borrowing for investment purposes).' If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.


MONEY MARKET PORTFOLIO

    Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities,
(4) repurchase agreements and (5) investment company securities.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.


    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.


    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO


    U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio's 80% policy, as described above, is a 'non-fundamental' policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.


    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

TAX-FREE FUND


    Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ('municipal securities'). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a 'fundamental' investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.



    Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.


    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

CALIFORNIA MUNICIPAL MONEY FUND


    California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. 'California municipal securities' are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a 'fundamental' investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.



    Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.


    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND


    New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. 'New Jersey municipal securities' are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a 'fundamental' investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.



    Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ('AMT').


    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND


    New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. 'New York municipal securities' are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a 'fundamental' investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

    Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.


    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as U.S. government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by nationally recognized statistical rating organizations ('rating agencies') represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


    Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.



    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. The principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and U.S. Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.


    AUCTION RATE AND REMARKETED PREFERRED STOCK. Each fund may purchase certain types of auction rate preferred stock ('ARPS') and/or remarketed preferred stock ('RPS') subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.



    The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See 'The Funds' Investments, Related Risks and Limitations -- Investments in Other Investment Companies.'


    VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.


    INVESTING IN FOREIGN SECURITIES. Money Market Portfolio's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by U.S. finance subsidiaries of foreign banks may involve similar risks to the extent a foreign bank is deemed to support its U.S. finance subsidiary.


    CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.


    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act') and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.


    Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board.
UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.



    In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.



    UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.


    REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.


    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


    COUNTERPARTIES. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.


    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money
Fund). See also 'The Fund's Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock.'

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds and in securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments,
(2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.



    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.



    Pursuant to procedures adopted by the board of each fund governing the fund's securities lending program, UBS PaineWebber has been retained to serve as lending agent for the fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber and other affiliated broker-dealers have for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber or other affiliated broker-dealers have acted as lending agent. UBS PaineWebber and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.



    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.


CERTAIN POLICIES OF THE MUNICIPAL MONEY MARKET FUNDS

    Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the 'municipal money market funds.'


    NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL MONEY MARKET FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are 'non-diversified funds,' as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more 'diversified,' because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.


    TYPES OF MUNICIPAL SECURITIES. Each municipal money market fund may invest in a variety of municipal securities, as described below:

    Municipal Bonds. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

    Municipal Lease Obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

    Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

    Industrial Development Bonds ('IDBs') and Private Activity Bonds ('PABs'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a 'Tax Preference Item.' See 'Taxes' below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

    Participation Interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.


    A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements,' to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.


    Put Bonds. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.


    If a municipal money market fund holds a bond subject to a 'one time only' put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.


    Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the 'tender option'). The municipal money market funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

    Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    Mortgage Subsidy Bonds. The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and 'moral obligation' bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    STAND-BY COMMITMENTS. A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.


    A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.



    TEMPORARY AND DEFENSIVE INVESTMENTS. When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.



SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES


    The following information provides only a brief summary of the complex factors affecting the financial situation in California (the 'State') and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.




General



    During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The State faces a budget gap for its 2002-03 fiscal year of more than $23 billion, over 25% of its General Fund revenue. As of August 20, 2002, the budget had not been enacted, eight weeks into the fiscal year. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



Economic Factors



    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 35 million represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.



    Total personal income in the State, at an estimated $1,116 billion in 2001, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.



    Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession, with unemployment rising above 6%. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, temporary economic decline in tourism-based areas, but this effect appears to have ended by the spring of 2002. Modest job growth appears to have begun by early 2002, with an average of 1,500 new nonfarm jobs per month created in the State so far in 2002. The largest gains have been in government and retail and wholesale trade; manufacturing and construction continue to lose jobs. California's economy is expected to continue a mild recovery in 2002 and 2003, although the overall effects of the weak national economic picture on the State are not yet clear. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected, as discussed further below under 'Recent Financial Results.'



    Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer of 2001 and through mid-August 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.



Recent Developments Regarding Energy



    From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. Natural gas prices also rose significantly. The three major investor-owned utilities in the State ('IOUs') purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.



    The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ('DWR') to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also entered into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ('State Loans'), which ultimately totaled $6.1 billion. DWR also received (and continues to receive) repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts cover only a portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ('Interim Loans'), which moneys replaced the State Loans to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. The initial
$4.1 billion of Interim Loans is being paid down in scheduled installments from customer charges. As of August 1, 2002, the remaining principal balance of the Interim Loans was $3.464 billion.



    The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of an estimated $12 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ('CPUC'). In February, 2002 the CPUC adopted an order implementing DWR's 'revenue requirement' to be collected from customer rates; the procedure used by DWR to calculate its revenue requirement was, however, challenged in a court proceeding, which remains to be resolved. The CPUC also approved a 'rate agreement' with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the DWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.



    A final schedule for issuance of the revenue bonds will depend on satisfactory disposition of legal challenges to these CPUC orders and related matters, and to receipt of investment grade credit ratings. As of mid-August, 2002, a firm bond sale schedule had not been set. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans which began in April 2002).



    On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remained far from resolution by August, 2002. The second-largest IOU, Southern California Edison Company ('SCE') also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. Based on this agreement, SCE used accumulated cash and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.



    The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and 'peaking' power facilities, has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and will come on line in 2002 and 2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.



    Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather in 2001, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants permitted the State to avoid any blackouts since early May 2001, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.



    A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.



Constitutional Limitations on Taxes, Other Charges and Appropriations



    Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as 'Proposition 13.' Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



    Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



    Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any 'special tax.'



    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the 'Right to Vote on Taxes Act.' Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.



    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain 'assessments' for municipal services and programs. Article XIIID also contains several new provisions affecting 'fees' and 'charges', defined for purposes of Article XIIID to mean 'any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.' All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as 'property related' for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations.



    Appropriations Limits. The State and its local governments are subject to an annual 'appropriations limit' imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitation' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but 'proceeds of taxes' exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



    'Excess' revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State will be about $14.5 billion below its appropriation limit in fiscal year 2001-02 and $6.3 billion under the limit in 2002-03.



    Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



Obligations of the State of California



    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2002, the State had outstanding approximately $25.3 billion of long-term general obligation bonds, plus $498 million of general obligation commercial paper notes and $6.3 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 2001-02, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002. About $18.6 billion in new bond authorizations will be on the ballot in November, 2002 for voter approval.



Recent Financial Results



    The principal sources of General Fund tax revenues in 2000-01 were the California personal income tax (59 percent of total tax revenues), the sales tax (28 percent), corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). Preliminary estimates for 2000-01 indicate that almost 25% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to the prior year. However, with continued weak stock market levels into 2002 it is now clear that revenue from capital gains and stock options will fall below projections. Indeed, the Administration has projected that this source of revenue will drop from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 9% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years.



    The State maintains a Special Fund for Economic Uncertainties (the 'SFEU'), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.



    Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).



Recent Budgets.



    The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of about $7.9 billion over the four years 1995-96 through 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 included as an asset the $6.1 billion loan to the DWR for power purchases (see 'Recent Developments Regarding Energy' above), and the General Fund's available cash at that date was considerably less.



    The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in FY 2001-02. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.



    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called 'CalWORKs,' became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.



    An important element of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the 'VLF'). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by about $2.6 billion from the General Fund in FY 2000-01, and $3.6 billion in FY 2001-02. (The Administration proposed a one-year reversal of the VLF cut above 25% in calendar 2003 to save about $2.4 billion, but this has not been approved and may be dropped.) Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula).

This resulted in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002, as the SFEU balance fell below 4%.



Fiscal Year 2001-02 Budget.



    The 2001-02 Budget Act (the '2001 Budget Act') was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues was to be funded by using a part of the budget reserve from the prior year, and assumed that the General Fund would be repaid in full for advances made to purchase energy (see 'Recent Developments Regarding Energy' above). The State sold a record $5.7 billion in revenue anticipation notes ('RANs') for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year, as part of the State's normal, annual cash management program. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001.



    One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allowed the 0.25% sales tax reinstatement to occur in 2002, but reduced the 'trigger' for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the 2001 Budget Act, totaling about
$122 million.



    The 2001 Budget Act provided full funding for K-14 education, and certain additional funding for low-performing schools, child care and other programs. Funding for higher education were increased, but less than in previous years. No fee increases for higher education were imposed. Health care, social services and prisons were funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.



    The 2001 Budget Act was projected to be able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The 2001 Budget Act contained much less one-time spending for capital outlay. The 2001 Budget Act also extended for two years the six-year transportation funding program implemented in 2000-01, and used a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs. This amendment was approved in March, 2002.



    General Fund revenues in 2001-02 ultimately proved to be far below projections, totaling only about $66 billion (compared to the 2001-02 Budget Act estimate of around $75 billion), largely due to reduced capital gains realizations and weaker economic activity. To partially offset this reduction, the Governor proposed, and the Legislature approved, mid-year spending cuts for 2001-02 totaling $2.3 billion. With the failure of the DWR to sell its energy revenue bonds by June 30, 2002 to reimburse the General Fund, the State's cash position became more critical as the fiscal year ended, and the State Controller issued $7.5 billion of 'revenue anticipation warrants' or 'RAWs' in June, 2002, to mature in three tranches between October 27, 2002 and January 30, 2003. The RAWs assured the State could pay its obligations coming due in June 2002 (including the $5.7 billion RAN) and into the start of the next fiscal year. The State ultimately ended the 2001-02 fiscal year with about $10 billion of available cash resources, including the RAW proceeds.

Proposed 2002-03 Budget



    As of August 20, 2002, the 2002-03 Budget Act has not been enacted by the Legislature. A Budget Bill was approved by 2/3 vote of the State Senate, largely consistent with the Administration's proposals described below, but a prolonged further delay in enactment is possible, as the minority party in the State Assembly has sufficient votes to so far prevent the needed 2/3 approval of the Budget Act. Despite delay in approval of the Budget Act, most State operations are continuing based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt is being paid, most health and welfare programs and education payments are being funded, and State employees, other than elected officials and senior management employees, are being paid. The principal category of unpaid creditors are vendors providing goods and services to State agencies.



    When the 2002-03 Governor's Budget was released in January, 2002, it projected a $12.5 billion gap for the period through June 30, 2003. The Administration's May Revision of the Governor's Budget, issued May 14, 2002 (the 'May Revision'), reported that as a result of continuing economic weakness, particularly in the stock markets, revenues in the second part of the 2001-02 and for the 2002-03 fiscal years would fall substantially below projections. The May Revision concluded that, with the combination of lower revenues and certain increased expenditure requirements, the budget gap had risen to about
$23.6 billion. The Administration proposed, in the May Revision, to close this gap with the following major actions:



    1. Expenditure reductions of about $7.6 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature. The largest part of the reductions fall on health and welfare programs, but virtually all programs other than education and public safety would be affected to some extent.



    2. Funding shifts from the General Fund to other sources, including bond funds and special funds, and deferral of expenditures to future years, totaling $3.6 billion. Action taken by the Legislature prior to July 1, 2002 deferred about $1.15 billion of education expenditures from June 2002 to July 2002, and reappropriated about $500 million of unspent monies from prior years, thereby easing compliance with the Proposition 98 requirements in both fiscal years.



    3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling $1.1 billion.



    4. Interfund loans, accelerations and transfers totaling $3.0 billion.



    5. Various revenue increases totaling $3.9 billion, including deferral of net operating loss carryforwards for corporations, an increase in the cigarette tax, federal tax conformity legislation, and temporary suspension of the vehicle license fee (VLF) reduction. With the continuing budget impasse into August, the leader of the State Assembly proposed to replace the temporary increase in VLF with a permanent tripling of the tobacco tax, to a total of $3.00 per pack of cigarettes.



    6. Sale of bonds secured by future payments from the tobacco litigation settlement, to generate $4.5 billion in current receipts.



    All of these proposals are subject to negotiations with the Legislature and, in some cases, action by other bodies, such as the federal government. There is no assurance which of these actions will be finally implemented, or the total budget savings which will result. The Governor will also seek to fund a budget reserve of at least $1 billion.



    The 2002-03 Governor's Budget, as updated by the May Revision, proposed an austere spending plan for the 2002-03 fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included, so that at least the minimum Proposition 98 guaranty would be funded. Most other areas of government would receive some program or funding reductions, although caseload increases, where appropriate, will be funded. The Governor proposed some reductions in existing grants to local governments, but no large-scale funding shifts adverse to local government, as occurred in the early 1990's. Failure of the Legislature to agree on budget proposals for some revenue increases may result in offsetting actions adverse to local governments.

    The May Revision assumed that the State would meet its cash flow requirements in 2002-03 by a combination of the issuance of about $7 billion of revenue anticipation notes in the fall of 2002, and reimbursement of the General Fund for energy loans by October 2002. In addition, proceeds of the securitization of future tobacco litigation settlement payments are assumed in early 2003. As of mid-August, 2002, all these cash flow actions remain to be firmly scheduled. If for any reason they are delayed substantially, and State faces a cash flow shortfall, the State Controller can issue additional revenue anticipation warrants as was done in June 2002.



    Subsequent to the May Revision, reports from the State Controller and Department of Finance indicate that revenues for May, June and July, 2002, were in the aggregate about $1 billion below the May Revision estimates. Economic conditions in the summer of 2002 were mixed (see 'Economic Factors' above) making it unclear if the revenue projections in the May Revision can be met for the full fiscal year.



    Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions and stock markets, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



Bond Rating



    The ratings on California's long-term general obligation bonds were reduced in the early 1990's from 'AAA' levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as 'AA' from Standard & Poor's, 'Aa2' from Moody's and 'AA' from Fitch. As of August 1, 2002, Standard & Poor's had reduced California's senior ratings to 'A+' and Moody's had reduced its ratings to 'A1' and both agencies maintained the State's credit ratings on watch with negative implications. As of that date, Fitch had placed California's ratings on watch with negative implications.



    There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.



Legal Proceedings



    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers



    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



    State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 'bailout' aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.



    In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2002-03.



    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.



    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the 'Welfare-to-Work' programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide 'general assistance' for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.



    Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered 'indebtedness' requiring voter approval. Such leases, however, are subject to 'abatement' in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations



    The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



    Limitations on ad valorem property taxes may particularly affect 'tax allocation' bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.



    Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.



    Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of
(i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES




    The following represents special considerations regarding investment in New Jersey State-Specific Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.



    New Jersey Economic Information and Trends: New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

    During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000.



    With weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State's economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. However, the growth rate for durable goods sales moderated to 4.1% last year as compared to 8.6% in 2000. New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate.



    Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002 leading to accelerated economic performance in 2003. New Jersey's economy is expected to follow the national trend in 2002 and 2003. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.



New Jersey's Budget and Appropriation System -- Current Operating Expenses:



    The General Fund: New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1999 was $276.1 million, for fiscal year 2000 was $187.7 million and for fiscal year 2001 was 388.7 million. For fiscal year 2002 and 2003, the balance in the undesignated General Fund is estimated to be $100.0 and $110.4 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.



    Tax and Revenue Anticipation Notes: In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2003. New Jersey issued notes in the amount of $1,900,000.000 on July 23, 2002. Such notes are payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.



New Jersey Capital Project Financings:



    General Obligation Bonds: New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are secured by the full faith and credit of New Jersey. Certain tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2001 was $3,470,919,598. The appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for fiscal year 2003.



    Pay-As-You-Go: In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2002, the amount appropriated for this purpose is $1,022.0 million.

Other Long Term Debt Obligations of New Jersey:



    Bonds Guaranteed by New Jersey: The New Jersey Sports and Exposition Authority ('NJSEA') has issued State-guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.



    'Moral Obligation' Bonds: The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as 'moral obligation' bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a 'moral obligation' of New Jersey.



    New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its 'moral obligation.' It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.



    South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the 'SJPC') with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1998 through 2002, New Jersey has made appropriations totaling $22,937,447.89 which covered deficiencies in revenues of the SJPC for debt service.



    New Jersey Higher Education Student Assistance Authority. The New Jersey Higher Education Student Assistance Authority ('NJHESAA') (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its 'moral obligation'. It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.



    There is no statutory limitation on the amount of 'moral obligation' bonds which may be issued by eligible New Jersey entities. As of June 30, 2002, outstanding 'moral obligation' bonded indebtedness issued by New Jersey entities totaled $819,135,000 and fiscal year 2003 debt service subject to 'moral obligation' is $47,003,456.



    Obligations Supported by New Jersey Revenue Subject to Annual Appropriation:
New Jersey has entered into a number of leases and contracts described below (collectively, the 'Agreements' and each an 'Agreement') with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption below entitled 'Litigation' for a discussion of Lonegan, et al. v. State of New Jersey, et al., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from New Jersey that are subject to annual appropriation by the New Jersey Legislature. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.



    New Jersey Economic Development Authority. The New Jersey Economic Development Authority ('NJEDA') issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New

Jersey under an agreement with the Port Authority of New York and New Jersey);
(ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's seven retirement plans; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers; (v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the 'Abbott' districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; and (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA).



    New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges;
(v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.



    New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the 'NJTTFA') for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.



    New Jersey Building Authority. The New Jersey Building Authority ('NJBA') issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.



    New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the 'NJSEA') to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.



    Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust ('GSPT') for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

    New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, which lease payments are subject to appropriation by the New Jersey Legislature.



    New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.



    Conduit Indebtedness of New Jersey Authorities and Instrumentalities:
Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.



Counties and Municipalities:



    Regulation of County and Municipal Finance: New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the 'Division') in the New Jersey Department of Community Affairs.



    The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the 'Local Budget Law') imposes specific budgetary procedures upon counties and municipalities ('local units'). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the 'Director'). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.



    The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the 'Cap Law') limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.



    Regulation of the Issuance of Bonds by Counties and Municipalities: New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ('statutory deduction') from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.



School Districts:



    Regulation of School District Finance: All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the 'School Intervention Act'). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.



    New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.



    Regulation of the Issuance of Bonds by School Districts: School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the 'School Bond Law'), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see 'Counties and Municipalities -- Regulation of the Issuance of Bonds by Counties and Municipalities' herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.



    School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.



    If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.



    In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.



    School District Lease Purchase Financings: School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.



    New Jersey School Bond Reserve Act: The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.



Local Financing Authorities:



    Regulation of Local Financing Authorities: The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.



    Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.



    Regulation of the Issuance of Bonds by Local Financing Authorities: Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.



    Pollution Control Bonds: In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a State program by which New Jersey voluntarily provides financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. A more permanent State assistance program for local authorities experiencing revenue shortfalls has been established in the form of legislation adopted on January 8, 2002, which legislation authorizes the NJEDA to issue its bonds to make loans to such local authorities in order to effect a refunding or rescheduling of outstanding local authority solid waste facility bonds. Such NJEDA bonds are to be secured by a contract between NJEDA and the New Jersey Treasurer, pursuant to which the State of New Jersey, subject to appropriation by the New Jersey Legislature, will pay 50% of the debt service on such bonds, with the local authority paying the remaining 50%. Pursuant to such legislation, the local authority portion of the repayment obligation must be secured by a general obligation deficiency agreement of the local government unit that created such local authority. To date, such refunding and rescheduling program has not yet been implemented for any local authority experiencing revenue shortfalls.



    Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of 'qualified bonds.' Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These 'qualified bonds' are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2001, the aggregate amount of school district and municipal qualified bonds outstanding is $296,558,950 and $831,776,517, respectively.



Litigation of the State of New Jersey:



    General: At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.



    New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.



    An independent study estimated an aggregate potential exposure of $105,100,000 for tort and medical malpractice claims pending as of December 31, 2001. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.



    Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.



    Litigation Relating to State Contract Bonds: In addition to lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, Lonegan, et al. v. State of New Jersey, et al. has been filed, challenging the constitutionality of various State statutes (collectively, the 'State Contract Statutes') which authorize the issuance by various State authorities and instrumentalities of bonds (the 'State Contract Bonds') that are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation by the New Jersey Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the 'State Constitution'). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article II, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of New Jersey and the named State authorities and instrumentalities by granting their motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the New Jersey Constitution.

Motions and various appeals have occurred since the ruling of the Superior Court. A majority of the Appellate Division panel affirmed the Superior Court decision on June 27, 2001. Argument before the Supreme Court took place on January 2, 2002. On August 21, 2002, the Supreme Court affirmed the holding of the Appellate Division relating to the constitutionality of one of such State Contract Statutes and, with respect to various other of such State Contract Statutes, ordered the parties to file supplementary briefs. Reargument before the Supreme court is scheduled to occur on October 21, 2002.



SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


General


    New York State ('New York' or the 'State') is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.


    As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. The New York State Division of the Budget ('DOB') is now estimating State employment to have declined 0.5 percent in 2001 to be followed by an estimated decline of 0.8 percent for 2002. Wages and salaries are expected to show an increase of 2.4 percent for 2001, and a projected decline of 1.5 percent for 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.



                       MAJOR NEW YORK ECONOMIC INDICATORS



                                                              2001   2002   2003
                                                              ----   ----   ----
Personal Income.............................................   2.9    0.5    3.5
Nonagricultural Employment..................................  (0.5)  (0.8)   0.9
Unemployment Rate...........................................   4.9    6.4    5.8



Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment for 2001, and all forecasts for 2002 and 2003, are projected by DOB.



    A significant risk to the New York forecast is from weaker than expected growth for both the national and international economies which could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy.

Special Considerations



    The financial services sector is an important contributor to the New York State economy and revenue structure. The persistent steady decline in the equity markets over the last several months substantially increases the risk of revenue losses in excess of those forecast in the current State Financial Plan. However, at this juncture, it is too early to predict with confidence the impact of current market stress on 2002-03 receipts.



    New York State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, taxable income of State taxpayers is affected by the value of equities in the form of reported capital gains on stock transactions. Although DOB is forecasting a significant decline in financial sector profits for 2002 and in capital gains realizations for fiscal year 2002-03, recent events suggest that actual results are likely to be even lower than expected. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation. Accordingly, given the current heightened level of market uncertainty, DOB does not believe it is possible at this point in the fiscal year to predict the revenue impact of current market conditions on 2002-03 receipts.



GAAP-Basis Financial Plan



    New York State Law requires the State to update its GAAP-basis financial projections for the current fiscal year on or before September 1 of each year. The State based its 2002-03 GAAP projections on the cash estimates in the July Plan and on preliminary GAAP results for the prior fiscal year as reported by the State Comptroller. The projections conform with the current accounting standards of the Governmental Accounting Standards Board (GASB). They do not reflect the impact of GASB 34, which will significantly change the presentation of GAAP financial information for state and local governments, or any anticipated GASB standards.



    New York State is required to implement GASB 34 when reporting its GAAP financial results for the 2002-03 fiscal year. As a result, future GAAP- basis financial projections are to be modified to reflect the changes required under GASB 34. A discussion of the changes required by GASB 34 is included under 'GAAP-Basis Results from Prior Years, New Financial Reporting Model' below.



    In the First Quarterly Update to the 2002-03 Financial Plan, DOB projected that the General Fund would have an accumulated GAAP surplus of $173 million at the close of 2002-03. DOB may adjust its GAAP projection in response to the final audited GAAP-basis results for 2001-02 (summarized in the section entitled 'GAAP-Basis Results for Prior Fiscal Years' below), which were not available at the time of the First Quarterly Update. The receipt of additional cash-basis results and further information on taxpayer behavior in response to current economic uncertainties could also result in modifications to the GAAP-basis forecast.



GAAP-Basis Results for Prior Fiscal Years



    The New York State Comptroller (the 'Comptroller') has prepared general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.



    Both the General Purpose Financial Statements and Comprehensive Annual Financial Report for the 2001-02 fiscal year can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236. The following table summarizes recent governmental funds results on a GAAP basis.

               COMPARISON OF ACTUAL GAAP-BASIS OPERATING RESULTS
                               SURPLUS/(DEFICIT)
                             (MILLIONS OF DOLLARS)



                                             SPECIAL    DEBT     CAPITAL        ALL             ACCUM.
                                   GENERAL   REVENUE   SERVICE   PROJECTS   GOVERNMENTAL     GENERAL FUND
FISCAL YEAR ENDED                   FUND      FUNDS     FUNDS     FUNDS        FUNDS       SURPLUS/(DEFICIT)
-----------------                   ----      -----     -----     -----        -----       -----------------
March 31, 2002...................  (3,418)     (970)      76       (134)       (4,446)             493
March 31, 2001...................     245     1,252      (20)       109         1,586            3,910**
March 31, 2000...................   2,229       665       38         99         3,031            3,925
March 31, 1999...................   1,078*     (117)     209        154         1,324            1,696



---------



 * As restated in 2000.



** As restated in 2002.



2001-02 Fiscal Year



    New York State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The accumulated General Fund surplus as of March 31, 2001 has been restated to reflect the adoption of new accounting standards and the reclassification of individual funds/accounts included within the General Fund to reflect the Office of the State Comptroller's determination that the purposes and uses of such funds/accounts had changed. Adoption of two new accounting standards affected the prior year fund balances, including GASB 33, 'Accounting and Financial Reporting for Nonexchange Transactions,' and GASB 36, 'Recipient Reporting for Certain Shared Nonexchange Revenues.' GASB 33 provides guidance on the timing of recognition for nonexchange transactions involving financial and/or capital resources including taxes and local assistance grants. GASB 36 requires symmetrical accounting treatment for certain revenues shared by both provider and recipient governments.



    The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.



    Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

    The General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.



    Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education relating to the State University of New York ('SUNY') and the City University of New York ('CUNY').



    An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year on a GAAP basis, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster. The decline in personal income tax revenue is primarily due to the reciprocal effect of the increased transfers in March 2001 of surplus funds ($1.2 billion) from the General Fund for School Tax Relief (STAR) program payments occurring in 2002. Expenditures increased $3.85 billion (11.9 percent) as a result of increased costs for local assistance grants of $2.4 billion, World Trade Center disaster assistance payments of $983 million and an increase in the cost of lottery games of $287 million. Net other financing uses decreased $207 million (4.8 percent).



    Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).



    An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year end, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust fund in support of expenditures for debt service.



Outstanding Debt of the State and Certain Authorities



    For purposes of analyzing the financial condition of New York State, debt of the State and of certain public authorities are classified by DOB as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

General Obligation Bond Programs



    The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. As of March 31, 2002, the total amount of outstanding general obligation debt was $4.1 billion.



Lease-Purchase and Contractual-Obligation Financing Programs



    The second type of New York State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects. As of March 31, 2002 the total amount of State-supported debt (including the above mentioned general obligation debt) was $36.977 billion.



State-Related Debt Outstanding



    The category of State-related debt includes the State-supported debt described above, moral obligation and certain other financings and State-guaranteed debt. As of March 31, 2002, the total amount of outstanding State-related debt (including the above mentioned general obligation debt and other State-supported debt) was $38,603 billion.



Authorities and Localities



    Metropolitan Transportation Authority ('MTA'). On May 4, 2000, the Capital Program Review approved the MTA's $17.1 billion capital program for 2000 through 2004. The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves.



    The 2000-04 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-2004 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.



    The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-2004 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. An estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.



    The 2002-03 New York State Enacted Plan is to assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

The City of New York



    The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.



    On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.



    Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.



    On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.



    The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.



    The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's financial plan and its most recent financial disclosure, contact the New York City Office of Management and Budget, 75 Park Place, New York, NY 10007, Attention: Director.



    To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.



    For its 2000-01 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Preliminary results indicate that the City ended 2001-02 with a $677 million surplus in accordance with GAAP. Prior to its gap-closing program, the City projected a

$4.8 billion budget gap for fiscal year 2002-03, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The budgets for fiscal years 2001-02 and 2002-03 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11, 2001 attack on the World Trade Center. The gaps for fiscal years 2003-04 through 2005-06 are currently projected by the City at $3.7 billion, $4.2 billion, and $4.6 billion, respectively, after such actions.



    The City's gap estimates assume a 3 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.



    On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City funding and requiring agencies to implement programs to accommodate this reduction on an annually recurring basis. The approximately $1 billion in reduced City spending would provide an available reserve if required in 2002-03, but is primarily intended as a first step toward addressing the substantial projected gaps in 2003-04 and thereafter.



    Other Localities. To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $228 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $50 million in transitional assistance ($25 million annually since 2000-01), and the State Financial Plan authorizes an additional $20 million payment in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.



Litigation



    New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following: Campaign for Fiscal Equity, Inc., et al. v. State, et al., where plaintiffs are challenging the funding for New York State public schools as a violation of the plaintiff's rights under the Civil Rights Act of 1964; Oneida Indian National of New York, where the plaintiff has asserted a claim to a 250,00 acre area within the state; and two cases dealing with State budgetary processes and the line item veto titled Silver v. Pataki and Pataki v. McCall, et al.


INVESTMENT LIMITATIONS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Each fund will not:

        (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.


    The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) domestic banking (including U.S. finance subsidiaries of foreign banks) and foreign banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


        (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

        (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

        (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


    California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund's shareholders.


    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (5) invest more than 10% of its net assets in illiquid securities.


    U.S. Government Portfolio's investment policy of investing at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements, may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

          ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


    UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a 'Corporation') were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a 'Trust') were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.



    Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as 'board members'), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust.



    The table below shows, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member's or officer's principal occupation during the last five years, the number of portfolios in the UBS Family of Funds overseen by the board member or officer, and other directorships held by such board member or officer.






INTERESTED DIRECTORS/TRUSTEES


                                                                          TERM OF
                                                                        OFFICE'D'D' AND
                                               POSITION(S) HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS, AND AGE               CORPORATIONS/TRUSTS     TIME SERVED        DURING PAST 5 YEARS
           ----------------------               -------------------     -----------       -------------------
Margo N. Alexander*'D'; 55                       Director/Trustee       Since 1995      Mrs. Alexander is an
                                                                        (Municipal      executive vice
                                                                        Money Market    president of UBS
                                                                        Series)         PaineWebber (since
                                                                                        March 1984).
                                                                        Since 1996      She was chief executive
                                                                        (Managed        officer of UBS Global
                                                                        Municipal       AM from January 1995 to
                                                                        Trust, RMA      October 2000, a
                                                                        Tax-Free        director (from January
                                                                        Fund)           1995 to September 2001)
                                                                                        and chairman (from
                                                                                        March 1999 to September
                                                                                        2001).

E. Garrett Bewkes, Jr.**'D'; 75                Director/ Trustee and    Since 1982      Mr. Bewkes serves as a
                                               Chairman of the Board    (RMA Money      consultant to UBS
                                              of Directors/ Trustees    Fund, RMA       PaineWebber (since May
                                                                        Tax-Free        1999). Prior to
                                                                        Fund)           November 2000, he was a
                                                                                        director of Paine
                                                                        Since 1984      Webber Group Inc. ('PW
                                                                        (Managed        Group,' formerly the
                                                                        Municipal       holding company of
                                                                        Trust)          UBS PaineWebber and
                                                                                        UBS Global AM) and
                                                                        Since 1996      prior to 1996, he was a
                                                                        (Municipal      consultant to PW Group.
                                                                        Money Market    Prior to 1988, he was
                                                                        Series)         chairman of the board,
                                                                                        president and chief
                                                                                        executive officer of
                                                                                        American Bakeries
                                                                                        Company.

                                              NUMBER OF PORTFOLIOS
                                                IN FUND COMPLEX     OTHER DIRECTORSHIPS
                                               OVERSEEN BY BOARD       HELD BY BOARD
           NAME, ADDRESS, AND AGE                    MEMBER               MEMBERS
           ----------------------                    ------               -------
Margo N. Alexander*'D'; 55                    Mrs. Alexander is a          None
                                              director or trustee
                                              of 22 investment
                                              companies
                                              (consisting of 43
                                              portfolios) for
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

E. Garrett Bewkes, Jr.**'D'; 75               Mr. Bewkes is a       Mr. Bewkes is also
                                              director or trustee   a director of
                                              of 35 investment      Interstate Bakeries
                                              companies             Corporation.
                                              (consisting of 56
                                              portfolios) for
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

INDEPENDENT DIRECTORS/TRUSTEES


                                                                          TERM OF
                                                                       OFFICE'D'D' AND
                                               POSITION(S) HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS, AND AGE               CORPORATIONS/TRUSTS     TIME SERVED       DURING PAST 5 YEARS
           ----------------------               -------------------     -----------       -------------------
Richard Q. Armstrong; 67                         Director/Trustee       Since 1996      Mr. Armstrong is
R.Q.A. Enterprises                                                                      chairman and principal
One Old Church Road --                                                                  of R.Q.A. Enterprises
Unit # 6                                                                                (management consulting
Greenwich, CT 06830                                                                     firm) (since April 1991
                                                                                        and principal
                                                                                        occupation since March
                                                                                        1995). Mr. Armstrong
                                                                                        was chairman of the
                                                                                        board, chief executive
                                                                                        officer and co-owner of
                                                                                        Adirondack Beverages
                                                                                        (producer and
                                                                                        distributor of soft
                                                                                        drinks and
                                                                                        sparkling/still waters)
                                                                                        (October 1993-March
                                                                                        1995). He was a partner
                                                                                        of The New England
                                                                                        Consulting Group
                                                                                        (management consulting
                                                                                        firm) (December 1992-
                                                                                        September 1993). He was
                                                                                        managing director of
                                                                                        LVMH U.S. Corporation
                                                                                        (U.S. subsidiary of the
                                                                                        French luxury goods
                                                                                        conglomerate, Louis
                                                                                        Vuitton Moet Hennessey
                                                                                        Corporation) (1987-
                                                                                        1991) and chairman of
                                                                                        its wine and spirits
                                                                                        subsidiary, Schieffelin
                                                                                        & Somerset Company
                                                                                        (1987-1991).

David J. Beaubien; 67                            Director/Trustee       Since 2001      Mr. Beaubien is
101 Industrial Road                                                                     chairman of Yankee
Turners Falls, MA 01376                                                                 Environmental Systems,
                                                                                        Inc., a manufacturer of
                                                                                        meteorological
                                                                                        measuring systems.
                                                                                        Prior to January 1991,
                                                                                        he was senior vice
                                                                                        president of EG&G,
                                                                                        Inc., a company which
                                                                                        makes and provides a
                                                                                        variety of scientific
                                                                                        and technically
                                                                                        oriented products and
                                                                                        services. From 1985 to
                                                                                        January 1995, Mr.
                                                                                        Beaubien served as a
                                                                                        director or trustee on
                                                                                        the boards of the
                                                                                        Kidder, Peabody & Co.
                                                                                        Incorporated mutual
                                                                                        funds.



                                              NUMBER OF PORTFOLIOS
                                                IN FUND COMPLEX     OTHER DIRECTORSHIPS
                                               OVERSEEN BY BOARD       HELD BY BOARD
           NAME, ADDRESS, AND AGE                    MEMBER               MEMBERS
           ----------------------                    ------               -------
Richard Q. Armstrong; 67                      Mr. Armstrong is a    Mr. Armstrong
R.Q.A. Enterprises                            director or trustee   is also a director
One Old Church Road --                        of 22 investment      of AlFresh
Unit # 6                                      companies             Beverages Canada,
Greenwich, CT 06830                           (consisting of 43     Inc. (a Canadian
                                              portfolios) for       Beverage subsidiary
                                              which UBS Global AM,  of AlFresh Foods
                                              UBS PaineWebber or    Inc.) (since
                                              one of their          October 2000).
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

David J. Beaubien; 67                         Mr. Beaubien is a     Mr. Beaubien
101 Industrial Road                           director or trustee   is also a director
Turners Falls, MA 01376                       of 22 investment      of IEC Electronics,
                                              companies             Inc., a
                                              (consisting of 43     manufacturer of
                                              portfolios) for       electronic
                                              which UBS Global AM,  assemblies.
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

                                                                           TERM OF
                                                                       OFFICE'D'D' AND
                                               POSITION(S) HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS, AND AGE               CORPORATIONS/TRUSTS      TIME SERVED        DURING PAST 5 YEARS
           ----------------------               -------------------     -----------       -------------------
Richard R. Burt; 55                              Director/Trustee       Since 1996      Mr. Burt is chairman of
1275 Pennsylvania Ave., N.W.                                                            Diligence LLC
Washington, D.C. 20004                                                                  (international
                                                                                        information and
                                                                                        security firm) and IEP
                                                                                        Advisors (international
                                                                                        investments and
                                                                                        consulting firm). He
                                                                                        was the chief
                                                                                        negotiator in the
                                                                                        Strategic Arms
                                                                                        Reduction Talks with
                                                                                        the former Soviet Union
                                                                                        (1989-1991) and the
                                                                                        U.S. Ambassador to the
                                                                                        Federal Republic of
                                                                                        Germany (1985-1989).
                                                                                        From 1991-1994, he
                                                                                        served as a partner of
                                                                                        McKinsey & Company
                                                                                        (management consulting
                                                                                        firm).

Meyer Feldberg; 60                               Director/Trustee     Since 1991        Mr. Feldberg is Dean
Columbia University                                                   (Managed          and Professor of
101 Uris Hall                                                         Municipal         Management of the
New York, New York 10027                                              Trust) Since      Graduate School of
                                                                      1992 (RMA         Business, Columbia
                                                                      Money Fund, RMA   University. Prior to
                                                                      Tax-Free Fund)    1989, he was president
                                                                      Since 1996        of the Illinois
                                                                      (Municipal        Institute of
                                                                      Money             Technology.
                                                                      Market Series)

George W. Gowen; 72                              Director/Trustee     Since 1982        Mr. Gowen is a partner
666 Third Avenue                                                      (RMA Money        in the law firm of
New York, New York 10017                                              Fund, RMA         Dunnington, Bartholow &
                                                                      Tax-Free Fund)    Miller. Prior to May
                                                                      Since 1984        1994, he was a partner
                                                                      (Managed          in the law firm of
                                                                      Municipal         Fryer, Ross & Gowen.
                                                                      Trust)
                                                                      Since 1996
                                                                      (Municipal
                                                                      Money Market
                                                                      Series)



                                              NUMBER OF PORTFOLIOS
                                                IN FUND COMPLEX     OTHER DIRECTORSHIPS
                                               OVERSEEN BY BOARD       HELD BY BOARD
           NAME, ADDRESS, AND AGE                    MEMBER               MEMBERS
           ----------------------                    ------               -------
Richard R. Burt; 55                           Mr. Burt is a         Mr. Burt is also
1275 Pennsylvania Ave., N.W.                  director or trustee   a director of
Washington, D.C. 20004                        of 22 investment      Archer-Daniels-
                                              companies             Midland Company
                                              (consisting of 43     (agricultural
                                              portfolios) for       commodities),
                                              which UBS Global AM,  Hollinger
                                              UBS PaineWebber or    International
                                              one of their          Company
                                              affiliates serves as  (publishing), six
                                              investment advisor,   investment
                                              sub-advisor or        companies in the
                                              manager.              Deutsche Bank
                                                                    family of funds,
                                                                    nine investment
                                                                    companies in the
                                                                    Flag Investors
                                                                    family of funds,
                                                                    The Central
                                                                    European Fund, Inc.
                                                                    and The Germany
                                                                    Fund, Inc., a
                                                                    director of IGT, Inc.
                                                                    (provides
                                                                    technology to
                                                                    gaming and wagering
                                                                    industry) (since
                                                                    July 1999) and
                                                                    chairman of Weirton
                                                                    Steel Corp. (makes
                                                                    and finishes steel
                                                                    products) (since
                                                                    April 1996).

Meyer Feldberg; 60                            Dean Feldberg is a    Dean Feldberg is
Columbia University                           director or trustee   also a director of
101 Uris Hall                                 of 35 investment      Primedia Inc.
New York, New York 10027                      companies             (publishing),
                                              (consisting of 56     Federated Department
                                              portfolios) for       Stores, Inc.
                                              which UBS Global AM,  (operator of
                                              UBS PaineWebber or    department stores),
                                              one of their          Revlon, Inc.
                                              affiliates serves as  (cosmetics), Select
                                              investment advisor,   Medical Inc.
                                              sub-advisor or        (healthcare
                                              manager.              services), and
                                                                    SAPPI, Ltd.
                                                                    (producer of
                                                                    paper).

George W. Gowen; 72                           Mr. Gowen is a        None
666 Third Avenue                              director or trustee
New York, New York 10017                      of 35 investment
                                              companies
                                              (consisting of 56
                                              portfolios) for
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

                                                                          TERM OF
                                                                       OFFICE'D'D' AND
                                               POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS, AND AGE               CORPORATIONS/TRUSTS     TIME SERVED       DURING PAST 5 YEARS
           ----------------------               -------------------     -----------       -------------------
William W. Hewitt, Jr.***; 74                    Director/Trustee       Since 2001      Mr. Hewitt is retired.
c/o UBS Global Asset                                                                    From 1990 to January
Management (US) Inc.                                                                    1995, Mr. Hewitt served
51 West 52nd Street                                                                     as a director or
New York, New York                                                                      trustee on the boards
10019-6114                                                                              of the Kidder, Peabody
                                                                                        & Co. Incorporated
                                                                                        mutual funds. From
                                                                                        1986-1988, he was an
                                                                                        executive vice
                                                                                        president and director
                                                                                        of mutual funds,
                                                                                        insurance and trust
                                                                                        services of Shearson
                                                                                        Lehman Brothers Inc.
                                                                                        From 1976-1986, he was
                                                                                        president of Merrill
                                                                                        Lynch Funds
                                                                                        Distributor, Inc.

Morton L. Janklow; 72                            Director/Trustee       Since 2001      Mr. Janklow is senior
445 Park Avenue                                                                         partner of Janklow &
New York, New York 10022                                                                Nesbit Associates, an
                                                                                        international literary
                                                                                        agency representing
                                                                                        leading authors in
                                                                                        their relationships
                                                                                        with publishers and
                                                                                        motion picture,
                                                                                        television and multi-
                                                                                        media companies, and of
                                                                                        counsel to the law firm
                                                                                        of Janklow & Ashley.

Frederic V. Malek; 65                            Director/Trustee       Since 1987      Mr. Malek is chairman
1455 Pennsylvania Avenue, N.W.                                          (Managed        of Thayer Capital
Suite 350                                                               Municipal       Partners (merchant
Washington, D.C. 20004                                                  Trust, RMA      bank) and chairman of
                                                                        Money Fund,     Thayer Hotel Investors
                                                                        RMA Tax-Free    III, Thayer Hotel
                                                                        Fund)           Investors II and
                                                                                        Lodging Opportunities
                                                                        Since 1996      Fund (hotel investment
                                                                        (Municipal      partnerships). From
                                                                        Money Market    January 1992 to
                                                                        Series)         November 1992, he was
                                                                                        campaign manager of
                                                                                        Bush-Quayle '92. From
                                                                                        1990 to 1992, he was
                                                                                        vice chairman and, from
                                                                                        1989 to 1990, he was
                                                                                        president of Northwest
                                                                                        Airlines Inc. and NWA
                                                                                        Inc. (holding company
                                                                                        of Northwest Airlines
                                                                                        Inc.). Prior to 1989,
                                                                                        he was employed by the
                                                                                        Marriott Corporation
                                                                                        (hotels, restaurants,
                                                                                        airline catering and
                                                                                        contract feeding),
                                                                                        where he most recently
                                                                                        was an executive vice
                                                                                        president and president
                                                                                        of Marriott Hotels and
                                                                                        Resorts.



                                              NUMBER OF PORTFOLIOS
                                                IN FUND COMPLEX     OTHER DIRECTORSHIPS
                                               OVERSEEN BY BOARD       HELD BY BOARD
           NAME, ADDRESS, AND AGE                    MEMBER               MEMBERS
           ----------------------                    ------               -------
William W. Hewitt, Jr.***; 74                 Mr. Hewitt is a       Mr. Hewitt is also
c/o UBS Global Asset                          director or trustee   a director or
Management (US) Inc.                          of 22 investment      trustee of Guardian
51 West 52nd Street                           companies             Life Insurance
New York, New York                            (consisting of 43     Company Mutual
10019-6114                                    portfolios) for       Funds.
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

Morton L. Janklow; 72                         Mr. Janklow is a      None
445 Park Avenue                               director or trustee
New York, New York 10022                      of 22 investment
                                              companies
                                              (consisting of 43
                                              portfolios) for
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.

Frederic V. Malek; 65                         Mr. Malek is a        Mr. Malek is
1455 Pennsylvania Avenue, N.W.                director or trustee   also a director
Suite 350                                     of 22 investment      of Aegis
Washington, D.C. 20004                        companies             Communications,
                                              (consisting of 43     Inc. (tele-
                                              portfolios) for       services), American
                                              which UBS Global AM,  Management Systems,
                                              UBS PaineWebber or    Inc. (management
                                              one of their          consulting and
                                              affiliates serves as  computer related
                                              investment advisor,   services),
                                              sub-advisor or        Automatic Data
                                              manager.              Processing, Inc.
                                                                    (computing
                                                                    services), CB
                                                                    Richard Ellis, Inc.
                                                                    (real estate
                                                                    services), FPL
                                                                    Group, Inc.
                                                                    (electric
                                                                    services), Classic
                                                                    Vacation Group
                                                                    (packaged
                                                                    vacations), Manor
                                                                    Care, Inc. (health
                                                                    care), and
                                                                    Northwest Airlines
                                                                    Inc.

                                                                          TERM OF
                                                                       OFFICE'D'D' AND
                                               POSITION(S) HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS, AND AGE               CORPORATIONS/TRUSTS     TIME SERVED       DURING PAST 5 YEARS
           ----------------------               -------------------     -----------       -------------------
Carl W. Schafer; 66                              Director/Trustee       Since 1996      Mr. Schafer is
66 Witherspoon Street                                                   (Managed        president of the
#1100                                                                   Muncipal        Atlantic Foundation
Princeton, NJ 08542                                                     Trust, RMA      (charitable
                                                                        Money Fund,     foundation). Prior to
                                                                        RMA Tax-Free    January 1993, he was
                                                                        Fund)           chairman of the
                                                                                        Investment Advisory
                                                                        Since 1990      Committee of the Howard
                                                                        (Municipal      Hughes Medical
                                                                        Money Market    Institute.
                                                                        Series)

William D. White; 68                             Director/Trustee       Since 2001      Mr. White is retired.
P.O. Box 199                                                                            From February 1989
Upper Black Eddy, PA 18972                                                              through March 1994, he
                                                                                        was president of the
                                                                                        National League of
                                                                                        Professional Baseball
                                                                                        Clubs. Prior to 1989,
                                                                                        he was a television
                                                                                        sportscaster for
                                                                                        WPIX-TV, New York. Mr.
                                                                                        White served on the
                                                                                        Board of Directors of
                                                                                        Centel from 1989 to
                                                                                        1993 and until recently
                                                                                        on the board of
                                                                                        directors of Jefferson
                                                                                        Banks Incorporated,
                                                                                        Philadelphia, PA.



                                              NUMBER OF PORTFOLIOS
                                                IN FUND COMPLEX     OTHER DIRECTORSHIPS
                                               OVERSEEN BY BOARD       HELD BY BOARD
           NAME, ADDRESS, AND AGE                    MEMBER               MEMBERS
           ----------------------                    ------               -------
Carl W. Schafer; 66                           Mr. Schafer is a      Mr. Schafer is also
66 Witherspoon Street                         director or trustee   a director of Labor
#1100                                         of 22 investment      Ready, Inc.
Princeton, NJ 08542                           companies             (temporary
                                              (consisting of 43     employment),
                                              portfolios) for       Roadway Corp.
                                              which UBS Global AM,  (trucking),
                                              UBS PaineWebber or    Guardian Life
                                              one of their          Insurance Company
                                              affiliates serves as  Mutual Funds, the
                                              investment advisor,   Harding, Loevner
                                              sub-advisor or        Funds, E.I.I.
                                              manager.              Realty Securities
                                                                    Trust (investment
                                                                    company), and
                                                                    Frontier Oil
                                                                    Corporation.

William D. White; 68                          Mr. White is a        None
P.O. Box 199                                  director or trustee
Upper Black Eddy, PA 18972                    of 22 investment
                                              companies
                                              (consisting of 43
                                              portfolios) for
                                              which UBS Global AM,
                                              UBS PaineWebber or
                                              one of their
                                              affiliates serves as
                                              investment advisor,
                                              sub-advisor or
                                              manager.


----------------

  * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, NY 10019-6028.



 ** This person's business address is 51 West 52nd Street, New York, New York
    10019-6114.



*** Address for mailing purposes only.



  'D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.



  'D'D' Each director/trustee holds office for an indefinite term.

OFFICERS


                                 POSITION(S) HELD
                                     WITH THE     TERM OF OFFICE'D'
                                  CORPORATIONS/     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE            TRUSTS         TIME SERVED           DURING PAST 5 YEARS
    ----------------------            ------         -----------           -------------------
Debbie Baggett*; 43               Vice President    Since 1990       Ms. Baggett is a director and
                                                    (Managed         portfolio manager of UBS Global
                                                    Municipal        AM. Ms. Baggett is a vice
                                                    Trust); Since    president of four investment
                                                    1995 (RMA        companies (consisting of 9
                                                    Tax-Free         portfolios) for which UBS
                                                    Fund); Since     Global AM, UBS PaineWebber or
                                                    1996             one of their affiliates serves
                                                    (Municipal       as investment advisor, sub-
                                                    Money Market     advisor or manager.
                                                    Series)

Thomas Disbrow*; 36               Vice President    Since 2000       Mr. Disbrow is a director and a
                                  and Assistant                      senior manager of the mutual
                                    Treasurer                        fund finance department of UBS
                                                                     Global AM. Prior to November
                                                                     1999, he was a vice president
                                                                     of Zweig/Glaser Advisers. Mr.
                                                                     Disbrow is a vice president and
                                                                     assistant treasurer of 22
                                                                     investment companies
                                                                     (consisting of 43 portfolios)
                                                                     for which UBS Global AM, UBS
                                                                     PaineWebber or one of their
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.

Amy R. Doberman*; 40              Vice President    Since 2000       Ms. Doberman is a managing
                                  and Secretary                      director and general counsel of
                                                                     UBS Global AM. From December
                                                                     1997 through July 2000, she was
                                                                     general counsel of Aeltus
                                                                     Investment Management, Inc.
                                                                     Prior to working at Aeltus, Ms.
                                                                     Doberman was Assistant Chief
                                                                     Counsel of the SEC's Division
                                                                     of Investment Management. Ms.
                                                                     Doberman is secretary of UBS
                                                                     Supplementary Trust and a vice
                                                                     president and secretary of 24
                                                                     investment companies
                                                                     (consisting of 82 portfolios)
                                                                     for which UBS Global AM, UBS
                                                                     Global Asset Management
                                                                     (Americas) Inc. ('UBS Global AM
                                                                     (Americas)'), UBS PaineWebber
                                                                     or one of their affiliates
                                                                     serves as investment advisor,
                                                                     sub-advisor or manager.

                                 POSITION(S) HELD
                                     WITH THE      TERM OF OFFICE
                                  CORPORATIONS/     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE            TRUSTS         TIME SERVED           DURING PAST 5 YEARS
    ----------------------            ------         -----------           -------------------
Stephen P. Fisher*; 43            Vice President    Since 2002       Mr. Fisher is a managing
                                                                     director of UBS Global AM. From
                                                                     October 2000 to February 2001,
                                                                     he was president of Morningstar
                                                                     Investment Services. From May
                                                                     1999 to October 2000, Mr.
                                                                     Fisher was senior vice
                                                                     president of UBS Global AM.
                                                                     From January 1997 to May 1999,
                                                                     Mr. Fisher was a senior vice
                                                                     president of Prudential
                                                                     Investments. Mr. Fisher is a
                                                                     vice president of 22 investment
                                                                     companies (consisting of 43
                                                                     portfolios) for which UBS
                                                                     Global AM, UBS PaineWebber or
                                                                     one of their affiliates serves
                                                                     as investment advisor, sub-
                                                                     advisor or manager.

Elbridge T. Gerry III*; 45        Vice President    Since 1996       Mr. Gerry is a managing
                                                    (Managed         director and chief investment
                                                    Municipal        officer -- fixed income of UBS
                                                    Trust); Since    Global AM. Mr. Gerry is a vice
                                                    2000             president of six investment
                                                    (Municipal       companies (consisting of 11
                                                    Money Market     portfolios) for which UBS
                                                    Series and RMA   Global AM, UBS PaineWebber or
                                                    Tax-Free Fund)   one of their affiliates serves
                                                                     as investment advisor, sub-
                                                                     advisor or manager.

David M. Goldenberg*; 36          Vice President    Since 2002       Mr. Goldenberg is an executive
                                  and Assistant                      director and deputy general
                                    Secretary                        counsel of UBS Global AM. From
                                                                     2000-2002 he was director,
                                                                     legal affairs at Lazard Asset
                                                                     Management. Mr. Goldenberg was
                                                                     global director of compliance
                                                                     for SSB Citi Asset Management
                                                                     Group from 1998-2000. He was
                                                                     associate general counsel at
                                                                     Smith Barney Asset Management
                                                                     from 1996-1998. Prior to
                                                                     working at Smith Barney Asset
                                                                     Management, Mr. Goldenberg was
                                                                     branch chief and senior counsel
                                                                     in the SEC's Division of
                                                                     Investment Management. Mr.
                                                                     Goldenberg is a vice president
                                                                     and assistant secretary of UBS
                                                                     Supplementary Trust and of 24
                                                                     investment companies
                                                                     (consisting of 82 portfolios)
                                                                     for which UBS Global AM
                                                                     (Americas), UBS PaineWebber or
                                                                     one of their affiliates serves
                                                                     as investment advisor,
                                                                     sub-advisor or manager.

                                 POSITION(S) HELD
                                     WITH THE      TERM OF OFFICE
                                  CORPORATIONS/     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE            TRUSTS         TIME SERVED           DURING PAST 5 YEARS
    ----------------------            ------         -----------           -------------------
Kevin J. Mahoney*; 36             Vice President    Since 1999       Mr. Mahoney is a director and a
                                  and Assistant                      senior manager of the mutual
                                    Treasurer                        fund finance department of UBS
                                                                     Global AM. From August 1996
                                                                     through March 1999, he was the
                                                                     manager of the mutual fund
                                                                     internal control group of
                                                                     Salomon Smith Barney. Mr.
                                                                     Mahoney is a vice president and
                                                                     assistant treasurer of 22
                                                                     investment companies
                                                                     (consisting of 43 portfolios)
                                                                     for which UBS Global AM, UBS
                                                                     PaineWebber or one of their
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.

Michael H. Markowitz**; 37        Vice President    Since 2001       Mr. Markowitz is an executive
                                                                     director, portfolio manager and
                                                                     head of U.S. short duration
                                                                     fixed income of UBS Global AM.
                                                                     He is also an executive
                                                                     director and portfolio manager
                                                                     of UBS Global AM (Americas), an
                                                                     affiliate of UBS Global AM. Mr.
                                                                     Markowitz is a vice president
                                                                     of six investment companies
                                                                     (consisting of 26 portfolios)
                                                                     for which UBS Global AM, UBS
                                                                     PaineWebber or one of their
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.

                                 POSITION(S) HELD
                                     WITH THE      TERM OF OFFICE
                                  CORPORATIONS/     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE            TRUSTS        TIME SERVED'D'         DURING PAST 5 YEARS
    ----------------------            ------        --------------         ------------------
Susan P. Ryan*; 42                Vice President    Since 1995       Ms. Ryan is an executive
                                                    (RMA Money       director and a portfolio
                                                    Fund)            manager of UBS Global AM. Ms.
                                                                     Ryan is a vice president of
                                                                     five investment companies
                                                                     (consisting of 13 portfolios)
                                                                     for which UBS Global AM, UBS
                                                                     PaineWebber or one of their
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.

Paul H. Schubert*; 39             Vice President    Since 1994       Mr. Schubert is an executive
                                  and Treasurer     (Managed         director and head of the mutual
                                                    Municipal        fund finance department of UBS
                                                    Trust,           Global AM. Mr. Schubert is
                                                    RMA Money        treasurer and principal
                                                    Fund, RMA        accounting officer of UBS
                                                    Tax-Free         Supplementary Trust and of two
                                                    Fund)            investment companies
                                                    Since 1995       (consisting of 39 portfolios)
                                                    (Municipal       and a vice president and
                                                    Money Market     treasurer of 22 investment
                                                    Series)          companies (consisting of 43
                                                                     portfolios) for which UBS
                                                                     Global AM, UBS Global AM
                                                                     (Americas), UBS PaineWebber or
                                                                     one of their affiliates serves
                                                                     as investment advisor, sub-
                                                                     advisor or manager.

                                 POSITION(S) HELD
                                     WITH THE      TERM OF OFFICE
                                  CORPORATIONS/     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE            TRUSTS         TIME SERVED           DURING PAST 5 YEARS
    ----------------------            ------         -----------           -------------------
Brian M. Storms*; 47                President       Since 2000       Mr. Storms is chief executive
                                                                     officer (since July 2002),
                                                                     director and president of UBS
                                                                     Global AM (since March 1999).
                                                                     He is also chief executive
                                                                     officer (since July 2002), a
                                                                     member of the board of
                                                                     directors and president of UBS
                                                                     Global AM (Americas) and UBS
                                                                     Global Asset Management (New
                                                                     York) Inc. (since October
                                                                     2001). Mr. Storms was chief
                                                                     executive officer of UBS Global
                                                                     AM from October 2000 to
                                                                     September 2001 and chief
                                                                     operating officer (2001-2002).
                                                                     He was chief operating officer
                                                                     of UBS Global AM (Americas) and
                                                                     UBS Global AM (New York) from
                                                                     September 2001 to July 2002. He
                                                                     was director or trustee of
                                                                     several investment companies in
                                                                     the UBS Family of Funds (1999-
                                                                     2001). He was president of
                                                                     Prudential Investments (1996-
                                                                     1999). Prior to joining
                                                                     Prudential Investments he was a
                                                                     managing director at Fidelity
                                                                     Investments. Mr. Storms is
                                                                     president and trustee of UBS
                                                                     Supplementary Trust and of two
                                                                     investment companies
                                                                     (consisting of 39 portfolios)
                                                                     and president of 22 investment
                                                                     companies (consisting of 43
                                                                     portfolios) for which UBS
                                                                     Global AM, UBS Global AM
                                                                     (Americas), UBS PaineWebber or
                                                                     one of their affiliates serves
                                                                     as investment advisor, sub-
                                                                     advisor or manager.

Keith A. Weller*; 41              Vice President    Since 1995       Mr. Weller is a director and
                                  and Assistant     (Managed         senior associate general
                                    Secretary       Municipal        counsel of UBS Global AM. Mr.
                                                    Trust, RMA       Weller is a vice president and
                                                    Tax-Free Fund)   assistant secretary of 22
                                                    Since 1996       investment companies
                                                    (Municipal       (consisting of 43 portfolios)
                                                    Money Market     for which UBS Global AM, UBS
                                                    Series)          PaineWebber or one of their
                                                                     affiliates serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.


----------------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.


** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

'D'Officers of the funds are appointed by the directors/trustees and serve at the pleasure of the board.

         INFORMATION ABOUT DIRECTOR/TRUSTEE OWNERSHIP OF FUNDS' SHARES



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                DIRECTOR/TRUSTEE FOR WHICH UBS GLOBAL AM, UBS
                                DOLLAR RANGE OF EQUITY         PAINEWEBBER OR AN AFFILIATE SERVES AS INVESTMENT
          DIRECTOR              SECURITIES IN FUNDS'D'                ADVISOR, SUB-ADVISOR OR MANAGER'D'
          --------              ----------------------                ----------------------------------
INTERESTED
  DIRECTORS/TRUSTEES

Margo N. Alexander                  Money Market Portfolio:                      Over $100,000
                                             None
                                   U.S. Government Portfolio:
                                      $50,000 - $100,000
                                         Tax-Free Fund:
                                             None
                                California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                             None


E. Garrett Bewkes, Jr.              Money Market Portfolio:                      Over $100,000
                                         Over $100,000
                                  U.S. Government Portfolio:
                                         Over $100,000
                                         Tax-Free Fund:
                                             None
                               California Municipal Money Fund:
                                             None
                               New Jersey Municipal Money Fund:
                                             None
                                New York Municipal Money Fund:
                                             None

INDEPENDENT
  DIRECTORS/TRUSTEES

Richard Q. Armstrong                 Money Market Portfolio:                     Over $100,000
                                             None
                                  U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                               California Municipal Money Fund:
                                             None
                               New Jersey Municipal Money Fund:
                                             None
                                New York Municipal Money Fund:
                                             None

David J. Beaubien                    Money Market Portfolio:                     Over $100,000
                                             None
                                   U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                             None

Richard R. Burt                      Money Market Portfolio:                     $10,001-$50,000
                                             None
                                   U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                             None

Meyer Feldberg                      Money Market Portfolio:                       Over $100,000
                                         Over $100,000
                                  U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                             None


George W. Gowen                      Money Market Portfolio:                     Over $100,000
                                             None
                                   U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                          $1 - $10,000
                               California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                       $50,001 - $100,000





William W. Hewitt, Jr.               Money Market Portfolio:                     Over $100,000
                                             None
                                   U.S. Government Portfolio:
                                          $1 - $10,000
                                         Tax-Free Fund:
                                             None
                                California Municipal Money Fund:
                                             None
                                New Jersey Municipal Money Fund:
                                             None
                                 New York Municipal Money Fund:
                                             None

Morton L. Janklow                    Money Market Portfolio:                         None
                                             None
                                   U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                 California Municipal Money Fund:
                                             None
                                 New Jersey Municipal Money Fund:
                                             None
                                  New York Municipal Money Fund:
                                             None

Frederic V. Malek                     Money Market Portfolio:                   $50,001-$100,000
                                          $1 - $10,000
                                    U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                 California Municipal Money Fund:
                                             None
                                 New Jersey Municipal Money Fund:
                                             None
                                  New York Municipal Money Fund:
                                             None

Carl W. Schafer                       Money Market Portfolio:                   $50,001-$100,000
                                             None
                                    U.S. Government Portfolio:
                                             None
                                         Tax-Free Fund:
                                             None
                                 California Municipal Money Fund:
                                             None
                                 New Jersey Municipal Money Fund:
                                             None
                                  New York Municipal Money Fund:
                                             None

William D. White                      Money Market Portfolio:                       $1-$10,000
                                             None
                                    U.S. Government Portfolio:
                                             None
                                        Tax-Free Fund:
                                             None
                                 California Municipal Money Fund:
                                             None
                                 New Jersey Municipal Money Fund:
                                             None
                                  New York Municipal Money Fund:
                                             None




----------------

'D' Information regarding ownership is as of December 31, 2001





                                   COMMITTEES



    Each of the funds has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent board members. Richard Q. Armstrong is chairperson and William Hewitt, Jr. is vice chairperson of the Audit and Contract Review Committee. The following Independent board members are members of the Nominating Committee:
George W. Gowen (chairperson), Carl W. Schafer, William D. White, and Morton L. Janklow.

    The Audit and Contract Review Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full board on a regular basis; discussing with the independent auditors any disclosed relationships or services that may affect the objectivity and independence of the independent auditors; and making recommendations as it deems necessary or appropriate. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the funds and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees. During the funds' fiscal year ended
June 30, 2002, the Audit and Contract Review Committee held one meeting.



    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent board members of the board and reviewing the compensation arrangements for each of the Trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Corporations/Trusts at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. During the funds' fiscal year ended June 30, 2002, the Nominating Committee did not meet.



      INFORMATION ABOUT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS PAINEWEBBER, UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR
           UNDER COMMON CONTROL WITH UBS PAINEWEBBER OR UBS GLOBAL AM



    As of December 31, 2001, the Independent board members did not own any securities issued by UBS PaineWebber, UBS Global AM or any company controlling, controlled by or under common control with UBS PaineWebber or UBS Global AM.



                                  COMPENSATION

    Each board member who is not an 'interested person' receives, in the aggregate from UBS and UBS PACE'sm' Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The Chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) pro rata on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS PaineWebber, UBS Global AM or one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.



    The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which UBS Global AM or UBS PaineWebber served as investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'


                                          AGGREGATE COMPENSATION FROM                  TOTAL
                                   ------------------------------------------      COMPENSATION
                                                                    MUNICIPAL        FROM THE
                                                         MANAGED      MONEY     CORPORATIONS/TRUSTS
                                    MONEY    TAX-FREE   MUNICIPAL    MARKET           AND THE
    NAME OF PERSONS, POSITION       FUND*     FUND*      TRUST*      SERIES*      FUND COMPLEX**
    -------------------------       -----     -----      ------      -------      --------------
Richard Q. Armstrong,
  Director/Trustee...............  $31,944    $3,692     $2,673      $  823          $ 94,395
David J. Beaubien,
  Director/Trustee***............  $29,793    $2,975     $1,239      $  106          $ 71,238
Richard R. Burt,
  Director/Trustee...............  $31,944    $3,692     $2,673      $  823          $ 86,295
Meyer Feldberg,
  Director/Trustee...............  $35,611    $4,057     $2,828      $  836          $181,252
George W. Gowen,
  Director/Trustee...............  $33,996    $4,032     $3,126      $1,023          $178,103
William W. Hewitt,
  Director/Trustee***............  $31,992    $3,194     $1,332      $  114          $ 85,616
Morton L. Janklow,
  Director/Trustee***............  $29,793    $2,975     $1,239      $  106          $ 64,988
Frederic V. Malek,
  Director/Trustee...............  $31,944    $3,692     $2,673      $  823          $ 94,395
Carl W. Schafer,
  Director/Trustee...............  $31,944    $3,692     $2,673      $  823          $ 94,125
William D. White,
  Director/Trustee***............  $29,793    $2,975     $1,239      $  106          $ 71,238



----------------

 'D' Only independent board members are compensated by the funds for which UBS
     Global AM or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.



  * Represents total fees paid by the Corporation/Trust to each board member indicated for the fiscal year ended June 30, 2002.



 ** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White; and (c) 41 investment companies in the case of Messrs. Feldberg and Gowen for which UBS Global AM, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.



*** This person did not commence serving on the Corporation's/Trust's boards until September 2001.



    PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of July 31, 2002, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund. As of July 31, 2002 the funds' records did not show any shareholders as owning 5% or more of any fund.


                      INVESTMENT ADVISORY, ADMINISTRATION
                    AND PRINCIPAL UNDERWRITING ARRANGEMENTS


    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS PaineWebber acts as the funds' investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ('Advisory and Administration Contracts'). Under the Advisory and Administration Contracts, each fund pays UBS PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
MONEY MARKET PORTFOLIO:
    All.....................................................      0.50%

U.S. GOVERNMENT PORTFOLIO:
    Up to $300 million......................................      0.50%
    In excess of $300 million up to $750 million............      0.44%
    Over $750 million.......................................      0.36%

TAX-FREE FUND:
    Up to $1 billion........................................      0.50%
    In excess of $1 billion up to $1.5 billion..............      0.44%
    Over $1.5 billion.......................................      0.36%

CALIFORNIA MUNICIPAL MONEY FUND AND
  NEW YORK MUNICIPAL MONEY FUND:
    Up to $300 million......................................      0.50%
    In excess of $300 million up to $750 million............      0.44%
    Over $750 million.......................................      0.36%

NEW JERSEY MUNICIPAL MONEY FUND:
    All.....................................................      0.50%


    For the periods indicated, the funds paid (or accrued) to UBS PaineWebber the following fees.


                                                 FOR THE FISCAL YEARS ENDED JUNE 30,
                                              -----------------------------------------
                                                  2002           2001          2000
                                                  ----           ----          ----
Money Market Portfolio......................  $120,132,474   $105,884,598   $76,257,056
U.S. Government Portfolio...................     9,196,187      7,409,497     6,373,194
Tax-Free Fund...............................    14,269,603     13,362,302    11,477,703
California Municipal Money Fund.............     3,711,326      3,396,688     3,006,607
New Jersey Municipal Money Fund.............       649,029        507,316       468,952
New York Municipal Money Fund...............     2,842,699      2,507,290     2,080,465



    Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS PaineWebber, (3) organizational expenses,
(4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS PaineWebber, or UBS Global AM, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.



    Under separate contracts with UBS PaineWebber with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ('Sub-Advisory and Sub-Administration Contracts'), UBS Global AM serves as each fund's sub-advisor and sub-administrator. Under the UBS Global AM Contracts, UBS PaineWebber (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate equal to 20% of the fee paid by each fund to UBS PaineWebber under the UBS PaineWebber Contracts.



    Under the UBS PaineWebber and Sub-Advisory and Sub-Administration Contracts (collectively, 'Contracts'), UBS PaineWebber or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS PaineWebber or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.



    The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to UBS PaineWebber or UBS Global AM, as the case may be. The UBS PaineWebber Contracts are also terminable without penalty by UBS PaineWebber on 60 days' written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS PaineWebber or UBS Global AM on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable UBS PaineWebber Contract.



    At the funds' joint board meeting held on July 24, 2002, the board members considered and approved the continuance of each fund's Advisory and Administration Contract with UBS PaineWebber ('UBS PaineWebber Contract'), and UBS PaineWebber's Sub-Advisory and Sub-Administration Contract with UBS Global AM. Prior to that meeting, the Audit and Contract Review Committee also had met to review and discuss the investment advisory and administration services provided to each fund over the course of the year by UBS PaineWebber and UBS Global AM. In considering the continuance of each UBS PaineWebber Contract and each Sub-Advisory and Sub-Administration Contract, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS PaineWebber and UBS Global AM in performing the services required under each UBS PaineWebber Contract and each Sub-Advisory and Sub-Administration Contract, respectively, and the cost allocation methods used in calculating such expenses. The Audit and Contract Review Committee also reviewed UBS PaineWebber's and UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS PaineWebber and UBS Global AM by other funds they advise; and the ability of UBS PaineWebber and UBS Global AM to continue to perform the services contemplated under each UBS PaineWebber Contract and each Sub-Advisory and Sub-Administration Contract, respectively. The Audit and Contract Review Committee also evaluated the performance of each fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with each fund's investment restrictions, tax and reporting requirements, procedures of UBS PaineWebber and UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full board that the board approve the continuance of each Advisory and Administration Contract, and each Sub-Advisory and Sub-Administration Contract. The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contracts, including the additional account service fees paid by shareholders in the funds. In this regard, the board evaluated UBS
PaineWebber's and UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS PaineWebber and by UBS PaineWebber to

UBS Global AM, and so-called 'fallout benefits' to UBS PaineWebber and UBS Global AM or their affiliates, such as, for example, benefits derived from serving as investment advisor to each fund, the research services available to UBS PaineWebber or UBS Global AM by reason of commissions from other funds, and transfer agency fees received by UBS PaineWebber for certain transfer agency related services it performs for each fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS PaineWebber and UBS Global AM, each board concluded the fees to be paid to UBS PaineWebber and UBS Global AM under the contracts were fair and reasonable, and the scope and quality of UBS PaineWebber's and UBS Global AM's services to each fund were consistent with each fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between each fund and UBS PaineWebber and each Sub-Advisory and Sub-Administration Contract between UBS PaineWebber and UBS Global AM.



    For the periods indicated, UBS PaineWebber paid (or accrued) to UBS Global AM the following fees.



                                                  FOR THE FISCAL YEARS ENDED JUNE 30,
                                                ---------------------------------------
                                                   2002          2001          2000
                                                   ----          ----          ----
Money Market Portfolio........................  $24,026,495   $21,176,920   $15,251,411
U.S. Government Portfolio.....................    1,839,237     1,481,899     1,274,639
Tax-Free Fund.................................    2,853,921     2,672,460     2,295,541
California Municipal Money Fund...............      742,265       679,338       601,321
New Jersey Municipal Money Fund...............      129,806       101,463        93,790
New York Municipal Money Fund.................      568,540       501,458       416,093



    SECURITIES LENDING. During the fiscal year ended June 30, 2002, the Money Market and U.S. Government portfolios earned $29,857 and $257,209 respectively for lending its securities. During the fiscal years ended June 30, the 2001 and 2000, funds paid (or accrued) no fees to UBS PaineWebber for its services as securities lending agent because the funds did not engage in any securities lending activities.


    TRANSFER-AGENCY RELATED SERVICES. PFPC, Inc. ('PFPC'), the funds' transfer agent, (not the fund) pays UBS PaineWebber for certain transfer agency related services that PFPC has delegated to UBS PaineWebber.


    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust ('Principal Underwriting Contracts') which require UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this Statement of Additional Information, UBS Global AM has entered into a dealer agreement with UBS PaineWebber. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.



    Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act ('Plan'), each fund (other than Money Market Portfolio) pays UBS Global AM a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

    UBS Global AM may reallow any or all of the 12b-1 service fees to such dealers as UBS Global AM may from time to time determine. As of the date of this Statement of Additional

Information, UBS Global AM is paying all of the 12b-1 service fees to UBS PaineWebber. UBS PaineWebber uses the 12b-1 service fees to pay UBS PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.



    Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Corporation or Trust shall be committed to the discretion of the board members who are not 'interested persons' of the Corporation or Trust.



    The funds paid (or accrued) the following service fees to UBS Global AM during the fiscal year ended June 30, 2002:



U.S. Government Portfolio...................................  $2,922,287
Tax-Free Fund...............................................   4,329,723
California Municipal Money Fund.............................   1,017,822
New Jersey Municipal Money Fund.............................     155,767
New York Municipal Money Fund...............................     756,448



    For the same period, UBS Global AM and UBS PaineWebber estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2002:



                                                  SERVICE FEES PAID TO     RMA
                                                    UBS PAINEWEBBER      SERVICE   ALLOCATED
                                                   FINANCIAL ADVISORS    CENTER      COSTS
                                                   ------------------    ------      -----
U.S. Government Portfolio.......................        $467,566         $52,000    $44,250
Tax-Free Fund...................................         692,756          52,500     68,250
California Municipal Money Fund.................         162,852          51,500     14,250
New Jersey Municipal Money Fund.................          25,962          51,250      2,250
New York Municipal Money Fund...................         121,032          51,500     11,250


    'Allocated costs' include various internal costs allocated by UBS PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS PaineWebber departments and areas of operations.


    In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by UBS PaineWebber Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the applicable Principal Underwriting Contract, (4) UBS Global AM and UBS PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

    With respect to each Plan, the applicable board considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory and sub-administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.


                             PORTFOLIO TRANSACTIONS

    The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.


    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of a fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for a fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.



    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.



    During the fiscal years ended June 30, 2002, 2001 and 2000, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.



    Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.



    As of June 30, 2002, Money Market Portfolio owned commercial paper issued by the following persons who are regular broker-dealers for the fund:



                     ISSUER                          TYPE OF SECURITY       VALUE
                     ------                          ----------------       -----
Morgan Stanley Dean Witter & Co..................  Commercial Paper      $199,989,611
Salomon Smith Barney Holdings, Inc...............  Commercial Paper      $199,808,500


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

    ADDITIONAL PURCHASE INFORMATION. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

    ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time, although each fund attempts to maintain a constant net asset value of $1.00 per share.


    If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.



    Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS PaineWebber by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS PaineWebber may be subject to a service charge by that broker-dealer.


    FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their agents to accept on the funds' behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                              VALUATION OF SHARES


    Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodians State Street Bank and Trust Company ('State Street'), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices and the New York City offices of UBS Global AM and UBS PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



    Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the 1940 Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.



    Each board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.


    In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

                            PERFORMANCE INFORMATION

    The funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each fund's Performance Advertisements are calculated according to the following formula:

   P(1 + T)'pp'n   =   ERV
   where:      P   =   a hypothetical initial payment of $1,000 to purchase shares
               T   =   average annual total return of shares
               n   =   number of years
             ERV   =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

    The funds may also advertise other performance data, which may consist of the annual or cumulative return (including short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The following tables show performance information for the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


                                                                         CALIFORNIA   NEW JERSEY    NEW YORK
                                      MONEY        U.S.                  MUNICIPAL    MUNICIPAL    MUNICIPAL
                                     MARKET     GOVERNMENT   TAX-FREE      MONEY        MONEY        MONEY
                                    PORTFOLIO   PORTFOLIO      FUND         FUND         FUND         FUND
(INCEPTION DATE)                    (10/4/82)   (10/4/82)    (10/4/82)   (11/7/88)     (2/1/91)    (11/10/88)
----------------                    ---------   ---------    ---------   ---------     --------    ----------
Year ended June 30, 2002:
    Standardized Return...........    2.25%       2.12%        1.24%       1.10%        0.97%        1.08%
Five Years ended June 30, 2002:
    Standardized Return...........    4.62%       4.36%        2.67%       2.32%        2.28%        2.50%
Ten Years ended June 30, 2002 or
  (if less) life of fund:
    Standardized Return...........    4.43%       4.20%        2.64%       2.40%        2.26%        2.47%


    YIELD. Each fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7] -- 1

    Each municipal money market fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

        TAX EQUIVALENT YIELD =                   E
                                           ( --------- )       + t
                                               1 - p

    E    = tax-exempt yield of a class of shares
    p    = stated income tax rate
    t    = taxable yield of a Class of shares

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).


    The following yields are for the seven-day period ended June 30, 2002:



                                                                      EFFECTIVE
                                                              YIELD     YIELD
                                                              -----     -----
Money Market Portfolio......................................  1.56%     1.57%
U.S. Government Portfolio...................................  1.39%     1.40%
Tax-Free Fund...............................................  0.89%     0.89%
California Municipal Money Fund.............................  0.78%     0.78%
New Jersey Municipal Money Fund.............................  0.79%     0.79%
New York Municipal Money Fund...............................  0.78%     0.79%



    The following tax equivalent yields for the seven-day period ended June 30, 2002 are based, in each case, on the maximum individual tax rates as of that date:



                                                           TAX EQUIVALENT   TAX EQUIVALENT
                                                               YIELD        EFFECTIVE YIELD
                                                               -----        ---------------
Tax-Free Fund (assuming a federal tax rate of 39.6%).....      1.47%             1.47%
California Municipal Money Fund (assuming a combined
  federal and California State tax rate of 45.22%).......      1.42%             1.42%
New Jersey Municipal Money Fund (assuming a combined
  federal and New Jersey State tax rate of 43.45%).......      1.40%             1.40%
New York Municipal Money Fund (assuming a combined
  federal, New York State and New York City tax rate of
  46.05%)................................................      1.45%             1.46%
New York Municipal Money Fund (assuming an effective
  combined federal and New York State tax rate of
  43.74%)................................................      1.39%             1.40%



    OTHER INFORMATION. The funds' performance data quoted in Performance Advertisements represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, the funds may compare their standardized or non-standardized return and taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), iMoneyNet, Inc. ('iMoneyNet'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in performance advertisements may be in graphic form. The funds may also compare their performance with the performance of bank certificates of deposit ('CDs') as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets.


                                     TAXES

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be 'exempt-interest dividends' described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Dividends paid by a municipal money market fund will qualify as 'exempt-interest dividends,' and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

    Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable
                                       62
to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

    Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term 'substantial user' is defined generally to include a 'non-exempt person' who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

    Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of
(1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

    Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ('foreign shareholder') generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is 'effectively connected with the [shareholder's] conduct of a trade or business within the United States,' in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

    Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

    The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

    CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay 'exempt-interest' dividends which will be exempt from the California personal income tax.

    Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

    Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Shares of California Municipal Money Fund will not be subject to the California property tax.

    The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.


    NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the 'New Jersey gross income tax.'). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a 'qualified investment fund' will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey municipal securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.


    The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

    The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

    NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

    Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

    Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

    Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

    New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. 'Entire net income' of New York Municipal Money Fund is federal 'investment company taxable income' with certain modifications.

    The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.


    TAX-FREE INCOME VS. TAXABLE INCOME -- TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2002 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2002, or a single individual with taxable income of $55,000 in 2002, whose investments earn a 3% tax-free yield, would have to earn a 4.11% taxable yield to receive the same benefit.



               TABLE I. 2002 FEDERAL TAXABLE VS. TAX-FREE YIELDS*





            TAXABLE INCOME (000'S)                            A TAX-FREE YIELD OF
----------------------------------------------   ---------------------------------------------
                                      FEDERAL
     SINGLE             JOINT           TAX
     RETURN             RETURN        BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -------      -----       -----       -----       -----
                                                 IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$    6.0 -  28.0   $   12.0 -  46.7    15.00%       3.53%       4.71%       5.88%       7.06%
    28.0 -  67.7       46.7 - 112.9    27.50        4.11        5.48        6.85        8.22
    67.7 - 141.3      112.9 - 172.0    30.00        4.29        5.71        7.14        8.57
   141.3 - 307.1      172.0 - 307.1    35.00        4.62        6.15        7.69        9.23
      Over 307.1         Over 307.1    38.60        4.89        6.51        8.14        9.77


                                                         (footnote on next page)

(footnote from previous page)


* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.


    TAX-FREE INCOME VS. TAXABLE INCOME -- CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2002 federal individual and 2001'D' California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2002, or a single California individual with taxable income of $55,000 in 2002, whose investments earn a 3% tax-free yield, would have to earn a 4.53% taxable yield to receive the same benefit.



    TABLE II. 2002 FEDERAL AND 2001 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*



              TAXABLE INCOME (000'S)                               A TAX-FREE YIELD OF
---------------------------------------------------   ---------------------------------------------
                                        EFFECTIVE
                                       CALIFORNIA
     SINGLE             JOINT          AND FEDERAL
     RETURN             RETURN         TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------         -----------      -----       -----       -----       -----
                                                      IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$    21.5 -  28       $  43.0 -  46.7      20.10%         3.75%       5.01%       6.26%       7.51%
     28   -  29.8        46.7 -  59.7      31.38          4.37        5.83        7.29        8.74
     29.8 -  37.7        59.7 -  75.4      32.84          4.47        5.96        7.44        8.93
     37.7 -  67.7        75.4 - 112.9      33.79          4.53        6.04        7.55        9.06
     67.7 - 141.3       112.9 - 172        36.51          4.73        6.30        7.88        9.45
    141.3 - 307.1       172   - 307.1      41.05          5.09        6.79        8.48       10.18
       Over 307.1          Over 307.1      44.31          5.39        7.18        8.98       10.77


---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).


'D' The rates shown reflect California rates for 2001. Inflation adjusted income brackets for 2002 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2002.



    TAX-FREE INCOME VS. TAXABLE INCOME -- NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2002, or a single New Jersey individual with taxable income of $55,000 in 2002, whose investments earn a 3% tax-free yield, would have to earn a 4.35% taxable yield to receive the same benefit.

      TABLE III. 2002 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*



              TAXABLE INCOME (000'S)                              A TAX-FREE YIELD OF
--------------------------------------------------   ---------------------------------------------
                                       EFFECTIVE
                                       NEW JERSEY
     SINGLE             JOINT         AND FEDERAL
     RETURN             RETURN        TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -----------      -----       -----       -----       -----
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$   20.0 -  28.0   $   20.0 -  46.7      16.49%         3.59%       4.79%       5.99%       7.18%
    28.0 -  35.0       46.7 -  50.0      28.28          4.18        5.58        6.97        8.37
                       50.0 -  70.0      28.79          4.21        5.62        7.02        8.43
    35.0 -  40.0       70.0 -  80.0      29.56          4.26        5.68        7.10        8.52
    40.0 -  67.7       80.0 - 112.9      31.03          4.35        5.80        7.25        8.70
    67.7 -  75.0      112.9 - 150.0      33.87          4.54        6.05        7.56        9.07
    75.0 - 141.3      150.0 - 172.0      34.46          4.58        6.10        7.63        9.15
   141.3 - 307.1      172.0 - 307.1      39.14          4.93        6.57        8.22        9.86
      Over 307.1         Over 307.1      42.51          5.22        6.96        8.70       10.44


---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).


    TAX-FREE INCOME VS. TAXABLE INCOME -- NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $90,000 in 2002, or a single individual with taxable income of $55,000 in 2002 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.65% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 2002, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2002, would have to earn a 4.56% taxable yield to realize a benefit equal to a 3% tax-free yield.


        TABLE IV. 2001 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*


              TAXABLE INCOME (000'S)                              A TAX-FREE YIELD OF
--------------------------------------------------   ---------------------------------------------
                                        FEDERAL/
                                        NYS/NYC
     SINGLE             JOINT          EFFECTIVE
     RETURN             RETURN        TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -----------      -----       -----       -----       -----
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$    8.0 -  11.0   $   16.0 -  22.0      21.00%         3.80        5.06%       6.33%       7.60%
    11.0 -  13.0       22.0 -  26.0      22.09          3.85        5.13        6.42        7.70
    13.0 -  20.0       26.0 -  40.0      22.62          3.88        5.17        6.46        7.75
    20.0 -  27.9       40.0 -  46.7      23.41          3.92        5.22        6.53        7.83
    27.9 -  67.7       46.7 - 112.8      34.25          4.56        6.08        7.61        9.13
    67.7 - 141.2      112.8 - 171.9      37.14          4.77        6.36        7.95        9.54
   141.2 - 307.0      171.9 - 307.0      41.63          5.14        6.85        8.57       10.28
      Over 307.1         Over 307.1      44.86          5.44        7.25        9.07       10.88

             TAXABLE INCOME (000'S)                              A TAX-FREE YIELD OF
-------------------------------------------------   ----------------------------------------------
                                      FEDERAL/NYS
     SINGLE             JOINT          EFFECTIVE
     RETURN             RETURN        TAX BRACKET     3.00%       4.00%       5.00%       6.00%
     ------             ------        -----------     -----       -----       -----       -----
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$     0  -   6.0   $     0  -  12.0      13.60%        3.47%       4.63%       5.79%        6.94%
     6.0 -   8.0       12.0 -  16.0      18.40%        3.68%       4.90%       6.13%        7.35%
     8.0 -  11.0       16.0 -  22.0      18.83%        3.70%       4.93%       6.16%        7.39%
    11.0 -  13.0       22.0 -  26.0      19.46%        3.72%       4.97%       6.21%        7.45%
    13.0 -  20.0       26.0 -  40.0      20.02%        3.75%       5.00%       6.25%        7.50%
    20.0 -  27.9       40.0 -  46.7      20.82%        3.79%       5.05%       6.31%        7.58%
    27.9 -  67.7       46.7 - 112.9      32.00%        4.41%       5.88%       7.35%        8.82%
    67.7 - 141.3        112.9 - 172      34.80%        4.60%       6.13%       7.67%        9.20%
   141.3 - 307.1       172  - 307.1      39.45%        4.95%       6.61%       8.26%        9.91%
      Over 307.1         Over 307.1      42.81%        5.25%       6.99%       8.74%       10.49%


---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.


    VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.



    The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.


    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

    PRIOR NAMES. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface 'UBS' prior to that date.


    COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert also acts as counsel to UBS Global AM in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, CA 94111, has served as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, has served as counsel to New York Municipal Money Fund with respect to New York law. The law firm of McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, has served as counsel to New Jersey Municipal Money Fund with respect to New Jersey law. Willkie, Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent board members.



    AUDITORS. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent auditors for the funds.


                              FINANCIAL STATEMENTS


    The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.

                                   APPENDIX A

        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS

    Shares of the funds are available to investors who are participants in the Resource Management Account'r' (RMA'r') program offered by UBS PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA participants. For more complete information, investors should refer to separate materials available from their Financial Advisor.

    THE UBS PAINEWEBBER RMA PREMIER STATEMENT. RMA participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, card transactions and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A 'Summary of Accounts' statement and a menu of customized statement options is available to make monthly reporting even more comprehensive.

    PRELIMINARY AND YEAR-END SUMMARIES. To help with tax planning, RMA participants receive preliminary and year-end summary account information statements that provide a comprehensive overview of tax-related activity in the account.

    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading 'Managing Your Fund Account -- Buying Shares,' RMA participants select a primary money market fund from a variety of taxable and tax-free money funds. Uninvested cash is automatically swept into this fund on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING. RMA participants can choose to have ready access to the assets held in their RMA through the check writing feature. There are no minimum check amounts or per check charges. RMA checks include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

    DIRECT DEPOSIT. Regular payroll, pension, social security or other payments may be eligible for electronic deposit into RMA participants' accounts.

    ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA participants may electronically transfer money between their RMA and other financial institutions, transfer funds to and from other UBS PaineWebber accounts and pay bills.

    UBS PAINEWEBBER'S ONLINE SERVICES. RMA participants can elect to have free access to UBS PaineWebber's online services. Delivered over the Internet in a secured area of UBS PaineWebber's web site, UBS PaineWebber's online services provides convenient, around-the-clock access to vital, customized account and market information.

    PLATINUM MASTERCARD'r'. RMA Participants can choose to receive a complimentary Platinum MasterCard debit card that makes account assets easily accessible. The Platinum MasterCard is accepted by merchants both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines ('ATM'). Through MasterCard's enhanced services programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

    RMA offers the MasterCard Special Services Concierge Service free of charge to RMA clients. These services help make travel amenities, entertaining and gift giving easier with a call to 1-877-828-5203.

    UBS PAINEWEBBER REWARDS. RMA participants can choose to participate in the UBS PaineWebber Rewards program for an additional fee of $50.00. This fee is waived for UBS PaineWebber Vantage and UBS PaineWebber InsightOne Accounts. Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

    EXTENDED ACCOUNT PROTECTION. The net equity securities balance in an RMA Account is protected through private insurance in the event of the liquidation of UBS PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ('SIPC').

    RESOURCE ACCUMULATION PLAN'sm'. The Resource Accumulation Plan is an automatic mutual fund investment program that provides participants the ability to purchase shares of select mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.

    UBS PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. RMA participants may speak with a representative of the UBS PaineWebber Service Group by calling
(800) RMA-1000. ResourceLine, a toll-free interactive voice response telephone system, provides account information 24 hours a day, seven days a week.

    MARGIN. RMA Participants may choose to have a margin feature as part of their RMA.

                                   APPENDIX B

SERVICES AVAILABLE THROUGH THE BUSINESS SERVICES ACCOUNT BSA PROGRAM FOR BUSINESS SERVICES ACCOUNT BSA ACCOUNTHOLDERS

    Shares of the funds are available to investors who are participants in the Business Services Account BSA program. The following is a summary of some of the services that are available to Business Services Account BSA participants. For more complete information, investors should refer to separate materials available from their Financial Advisors.

    PREMIER BUSINESS SERVICES ACCOUNT STATEMENT. Business Services Account BSA participants receive a monthly premier statement, which provides consolidated information to assist with portfolio management decisions and business finances. The premier statement summarizes securities transactions, card transactions, and checks in chronological order with running cash and money fund balances. The 'Portfolio Management' feature provides cost basis information where available as well as calculations of gains and losses on most investments. A menu of customized statement options is now available to make monthly reporting more comprehensive.

    PRELIMINARY AND YEAR-END SUMMARIES. To help with tax planning, Business Services Account BSA participants receive preliminary and year-end summary information statements that provide a comprehensive overview of tax-related activity in the account.

    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading 'Managing Your Fund Account -- Buying Shares,' Business Services Account BSA participants select a primary money market fund from a variety of taxable and tax-free money funds. Uninvested cash is automatically swept into this fund on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING. Business Services Account BSA participants can choose to have ready access to the assets held in their Business Services Account BSA through the check writing feature. There are no minimum check amounts. Participants can order from a number of business check styles to suit their check writing needs. The Business Services Account BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.

    MASTERCARD BUSINESSCARD'r' -- Business Services Account BSA participants can elect to receive a complimentary MasterCard BusinessCard debit card for easy access to account assets. The MasterCard BusinessCard is accepted worldwide, and can be used to obtain cash at thousands of automated teller machines ('ATM'). Through MasterCard's enhanced services programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

    Business Services Account BSA clients receive MasterCard Special Services Concierge Service free of charge. These services help make travel amenities, entertaining, and gift giving easier with a call to 1-877-828-5203.

    UBS PAINEWEBBER REWARDS. Business Services Account BSA participants can choose to participate in the UBS PaineWebber Rewards program for an additional fee of $50.00 (The fee is waived for UBS PaineWebber Vantage and UBS PaineWebber Insight One accounts). Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

    MARGIN. Business Services Account BSA Participants may choose to have a margin feature as part of their Business Services Account BSA.

    EXTENDED ACCOUNT PROTECTION. The net equity securities balance in a Business Service Account BSA is protected through private insurance in the event of the liquidation of UBS PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ('SIPC').

    UBS PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. Business Services Account BSA participants may speak with a representative of the UBS PaineWebber Services Group by calling (800) 272-0140 24 hours a day, seven days a week to make any inquiries about their accounts. The ResourceLine Interactive voice response telephone system provides basic account information through a touch-tone telephone and is also available 24 hours a day, seven days a week.

    ELECTRONIC FUNDS TRANSFER. Business Services Account BSA participants may initiate transfers of funds either on a fixed or variable schedule among their Business Services Account BSA and other financial accounts. There is no charge or limit to incoming transfers, additional fees and limits may apply to outgoing transfers.

    BILL PAYMENT SERVICE. Business Services Account BSA participants can pay virtually all their bills for fixed or variable accounts. Additional fees may apply.

    UBS PAINEWEBBER ONLINE SERVICES. Business Services Account BSA participants can elect to have free access to UBS PaineWebber's online services. Delivered over the Internet in a secured area of UBS PaineWebber's web site, UBS PaineWebber's online services provides convenient, around-the-clock access to vital, customized account and market information.

    CARD RECEIVABLES PROCESSING. Business Services Account BSA accountholders that transact business with their clients using credit cards and debit cards can have these receipts automatically deposited into their BSA. These funds will be swept into their primary sweep fund thereby continuously earning dividends. Working through your current merchant processor, or a UBS PaineWebber referral, this service is a simple way to enhance earnings on your business's cash flow.

    LETTERS OF CREDIT. Business Services Account BSA participants can have Standby Letters of Credit issued on their behalf through UBS PaineWebber at competitive rates and backed by securities in their account.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                              -------------------

RESOURCE MANAGEMENT ACCOUNT, RMA, BUSINESS SERVICES ACCOUNT BSA, AND RESOURCELINE ARE REGISTERED SERVICE MARKS OF UBS PAINEWEBBER INC. RESOURCE ACCUMULATION PLAN IS A SERVICE MARK OF UBS PAINEWEBBER INC. PLATINUM MASTERCARD AND MASTERCARD BUSINESSCARD ARE REGISTERED TRADEMARKS OF MASTERCARD INTERNATIONAL INCORPORATED.


'c' 2002 UBS PaineWebber Inc. All rights reserved.




                                           UBS PaineWebber RMA
                                             MONEY MARKET PORTFOLIO
                                             U.S. GOVERNMENT PORTFOLIO
                                             TAX-FREE FUND
                                             CALIFORNIA MUNICIPAL MONEY FUND
                                             NEW JERSEY MUNICIPAL MONEY FUND
                                             NEW YORK MUNICIPAL MONEY FUND

                                        ----------------------------------------
                                             Statement of Additional Information
                                                                 August 30, 2002
                                        ----------------------------------------

PART C. OTHER INFORMATION

Item 23.  Exhibits


(1)      (a)   Amended and Restated Declaration of Trust 1/


         (b) Certificate of Amendment to Amended and Restated Declaration of Trust 2/


(2)      (a)   Restated By-Laws 1/

         (b) Certificate of Amendment to Restated By-Laws dated January 2, 2002 (filed herewith)

(3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest 3/

(4)      (a)   Investment Advisory and Administration Contract 1/

         (b)   Sub-Advisory and Sub-Administration Contract 1/

(5)      (a)   Principal Underwriting Contract 2/

         (b)   Dealer Agreement 2/

(6)      Bonus, profit sharing or pension plans - none

(7)      Custodian Agreement 1/

(8)      Transfer Agency Agreement and Related Services Contract 1/

(9)      Opinion and consent of counsel (filed herewith)

(10)     Other opinions, appraisals, rulings and consents:

         (a) Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)

         (b) Consent of special counsel to the Registrant with respect to New York law for UBS PaineWebber RMA New York Municipal Money Fund (filed herewith)

         (c) Consent of special counsel to the Registrant with respect to California law for UBS PaineWebber RMA California Municipal Money Fund (filed herewith)

(11)     Financial Statements omitted from prospectus - none

(12)     Letter of investment intent 1/

(13)     Rule 12b-1 Plan (filed herewith)

(14)     Plan pursuant to Rule 18f-3- none

(15)     Code of Ethics for Registrant and UBS Global AM, Inc. 4/
UBS PaineWebber Inc., Registrant's investment advisor, is not required to have a code of ethics with respect to the Registrant because Registrant consists solely of money market funds.

--------------------------



1/ Incorporated by reference from Post-Effective Amendment No. 33 to the registration statement, SEC File No. 2-89016, filed August 28, 1998.

2/ Incorporated by references from Post-Effective Amendment No. 37 to the registration statement, SEC File No. 2-89016, filed August 30, 2001.

3/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of UBS Money Series, SEC File No. 333-52965, filed April 30, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

         Section 3 of "Indemnification" in Article X of the Amended and Restated Declaration of Trust, as amended ("Declaration of Trust") provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 3 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment advisor of the Registrant.

         Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

         Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Section 9 of the Investment Advisory and Administration Contract between UBS PaineWebber Inc. ("UBS PaineWebber") and the Registrant ("Advisory and Administration Contract") provides that UBS PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series ("Fund") or the Registrant in connection with the matters to which the Advisory and Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS PaineWebber in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory and Administration Contract. Section 10 of the Advisory and Administration Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Advisory and Administration Contract and that UBS PaineWebber shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

         Section 8 of the Sub-Advisory and Sub-Administration Contract between UBS PaineWebber and UBS Global AM contains provisions similar to Section 9 of the Advisory and Administration Contract, with respect to UBS PaineWebber.

         Section 9 of the Principal Underwriting Contract between the Registrant and UBS Global AM provides that the Registrant will indemnify UBS Global AM, its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 also provides that UBS Global AM agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM for use in the Registration Statement or arising out of an agreement between UBS Global AM and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM in connection with the Principal Underwriting Contract.

         Section 10 of the Principal Underwriting Contract contains provisions with respect to UBS Global AM that are similar to that of Section 10 of the Advisory and Administration Contract, with respect to UBS PaineWebber.

         Section 9 of the Dealer Agreement contains provisions with respect to UBS PaineWebber similar to those of Section 9 of the Principal Underwriting Contract.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

         UBS PaineWebber, a Delaware corporation, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS AG. UBS PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of UBS PaineWebber is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.


         UBS Global AM, a Delaware corporation, is a registered investment advisor and is also an indirect wholly owned subsidiary of UBS AG. UBS Global AM is primarily engaged in providing investment management, administration and distribution services. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.


Item 27. Principal Underwriters

(a) UBS Global AM serves as principal underwriter and/or investment advisor, sub-advisor or manager for the following other investment companies:


                2002 TARGET TERM TRUST INC.
                ALL AMERICAN TERM TRUST INC.
                UBS FINANCIAL SERVICES FUND INC.
                UBS INDEX TRUST
                UBS INVESTMENT TRUST
                UBS MANAGED INVESTMENTS TRUST
                UBS MASTER SERIES, INC.
                UBS MONEY SERIES
                UBS SECURITIES TRUST
                UBS SERIES TRUST
                GLOBAL HIGH INCOME DOLLAR FUND INC.
                INSURED MUNICIPAL INCOME FUND INC.
                INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                LIQUID INSTITUTIONAL RESERVES
                MANAGED HIGH YIELD PLUS FUND INC.
                UBS PACE SELECT ADVISORS TRUST
                STRATEGIC GLOBAL INCOME FUND, INC.
                THE UBS FUNDS
                UBS PAINEWEBBER CASHFUND, INC.
                UBS PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
                UBS PAINEWEBBER RMA MONEY FUND, INC.
                UBS PAINEWEBBER RMA TAX-FREE FUND, INC.



         (b) UBS Global AM is the principal underwriter of the Registrant. The directors and officers of UBS Global AM, their principal business addresses and their positions and offices with UBS Global AM are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of UBS Global AM who also serve as trustees or officers of the Registrant.

Name and Address                Position(s) held with Registrant   Position and Offices with Underwriter or Dealer
----------------                --------------------------------   -----------------------------------------------
Thomas Disbrow*                 Vice President and Assistant       Director and a Senior Manager of the Mutual Fund
                                Treasurer                          Finance Department of UBS Global AM

Amy R. Doberman**               Vice President and Secretary       Managing Director and General Counsel of UBS
                                                                   Global AM

Stephen P. Fisher**             Vice President                     Managing Director of UBS Global AM

David M. Goldenberg**           Vice President and Assistant       Executive Director and Deputy General Counsel of
                                Secretary                          UBS Global AM

Kevin J. Mahoney*               Vice President and Assistant       Director and a Senior Manager of the Mutual Fund
                                Treasurer                          Finance Department of UBS Global AM

Michael H. Markowitz***         Vice President                     Executive Director, Portfolio Manager and Head of
                                                                   U.S. Short Duration Fixed Income of UBS Global AM

Susan Ryan**                    Vice President                     Executive Director and Portfolio Manager of UBS
                                                                   Global AM

Paul H. Schubert*               Vice President and Treasurer       Executive Director and Head of the Mutual Fund
                                                                   Finance Department of UBS Global AM

Brian M. Storms**               President                          Chief Executive Officer and President of UBS
                                                                   Global AM

Keith A. Weller**               Vice President and Assistant       Director and Senior Associate General Counsel of
                                Secretary                          UBS Global AM


* This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

***      This person's address is One North Wacker Drive, Chicago, Illinois
         60606.

         (c) None.


Item 28. Location of Accounts and Records

         The books and other documents required by paragraphs (i) (b)(4), (c) and (d) of Rule 31a-1 and (ii) (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2
under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, 51 West 52nd Street, New York, New York 10019-6114. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.


Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29 day of August, 2002.

                       UBS PAINEWEBBER MANAGED MUNICIPAL TRUST
                                   By:   /s/ David M. Goldenberg

                                         -------------------------------------
                                         David M. Goldenberg
                                         Vice President and Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                          Title                                     Date
---------                                          -----                                     ----
/s/  Margo N. Alexander                            Trustee                                   August 29, 2002
-----------------------
Margo N. Alexander*


/s/  Richard Q. Armstrong                          Trustee                                   August 29, 2002
-------------------------
Richard Q. Armstrong*


/s/  David J. Beaubien                             Trustee                                   August 29, 2002
----------------------
David J. Beaubien*


/s/  E. Garrett Bewkes, Jr.                        Trustee and Chairman                      August 29, 2002
---------------------------                        of the Board of Trustees
E. Garrett Bewkes, Jr.*


/s/  Richard R. Burt                               Trustee                                   August 29, 2002
--------------------
Richard R. Burt*


/s/  Meyer Feldberg                                Trustee                                   August 29, 2002
-------------------
Meyer Feldberg*


/s/  George W. Gowen                               Trustee                                   August 29, 2002
--------------------
George W. Gowen*


/s/  William W. Hewitt, Jr.                        Trustee                                   August 29, 2002
---------------------------
William W. Hewitt, Jr.*

/s/  Morton Janklow                                Trustee                                   August 29, 2002
-------------------
Morton Janklow*


/s/  Frederic V. Malek                             Trustee                                   August 29, 2002
----------------------
Frederic V. Malek**


/s/  Carl W. Schafer                               Trustee                                   August 29, 2002
--------------------
Carl W. Schafer*


/s/  William D. White                              Trustee                                   August 29, 2002
---------------------
William D. White*


/s/ Brian M. Storms                                President                                 August 29, 2002
-------------------
Brian M. Storms ***


/s/ Paul H. Schubert                               Vice President and Treasurer              August 29, 2002
--------------------
Paul H. Schubert


*Signatures affixed by Ethan D. Corey pursuant to Powers of Attorney dated September 20, 2001 and incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed October 31, 2001.

**Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated September 20, 2001 and incorporated by reference from Post-Effective Amendment No. 7 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed October 31, 2001.

***Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated September 25, 2001 and incorporated by reference from Post-Effective Amendment No. 6 to the Registration Statement of UBS Index Trust, SEC File No. 333-27917, filed September 28, 2001.

                     UBS PAINEWEBBER MANAGED MUNICIPAL TRUST
                                  EXHIBIT INDEX


Exhibit
Number
-------

(2)        (b)      Certificate of Amendment to Restated By-Laws dated January
                    2, 2002

(9)                 Opinion and consent of counsel

(10)       (a)      Other opinions, appraisals, rulings and consents: Auditors'
                    consent

           (b) Special Counsel's consent with respect to New York law for UBS PaineWebber RMA New York Municipal Money Fund

           (c) Special Counsel's consent with respect to California law for UBS PaineWebber RMA California Municipal Money Fund

(13)       Rule 12b-1 Plan




                            STATEMENT OF DIFFERENCES
                            ------------------------
The copyright symbol shall be expressed as..............................  'c'
The registered trademark symbol shall be expressed as...................  'r'
The service mark symbol shall be expressed as...........................  'sm'
The dagger symbol shall be expressed as.................................. 'D'
Characters normally expressed as superscript shall be preceded by........ 'pp'